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                                                                    EXHIBIT 10.0


Data Processing Services Agreement between Valle de Oro Bank, N.A. and M & I Data Services, Inc. dated September 25, 1991; Visa/Master Money Card Amendment to Data Processing Services Agreement dated September 25, 1991; Amendment to Data Processing Services Agreement dated October 24, 1995; Amendment to Data Processing Services Agreement dated April 3, 1998


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                      [M&I DATA SERVICES, INC. LETTERHEAD]


                       DATA PROCESSING SERVICES AGREEMENT

     THIS DATA PROCESSING SERVICES AGREEMENT is made as of this 25th day of September 1991, (the "Agreement") by and between M&I Data Services, Inc., a Wisconsin corporation ("M&I") and Valle de Oro Bank, N.A., a California corporation, together with its subsidiaries and affiliates (collectively referred to as the "Customer").

                                    RECITALS

     WHEREAS, M&I provides data processing services to customers located across the country; and

     WHEREAS, M&I desires to provide data processing services to Customer, and Customer desires to have M&I provide it with such services.

     NOW, THEREFORE, in consideration of the recitals and for the good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Services. M&I shall provide Customer with the data processing services requested by Customer utilizing the version of the banking system software made available from time to time by M&I through the M&I Service Bureau (the "Services") . The functionality of the software and a further description of the Services is set forth in the User Manuals, copies of which will be provided, or made available to Customer. Unless otherwise indicated on Exhibit A, Customer shall purchase all of its required data processing services from M&I. Customer shall cause all future subsidiaries and affiliates, if and when any such future subsidiary or affiliate terminates its agreement with the data processing vendor providing services prior to the acquisition or affiliation, to purchase all of their required data processing services from M&I, where M&I offers like or similar data processing services to those required by the Customer, its affiliates and subsidiaries and M&I consents to providing those services. Unless otherwise agreed in writing between M&I and Customer, and subject to the other provisions of the Agreement, M&I shall make the On-line Services available to Customer, subject to normal downtime and maintenance, at times indicated on the M&I On-line Availability Schedule, as modified from time to time.

     2. Fees and Taxes. Customer agrees to pay for the Services received hereunder as follows:

          a. Amount of Fees. Commencing on the Agreement Date and on the first day of each month thereafter through the end of the term of this Agreement, Customer shall pay M&I a minimum monthly fee not less than twelve thousand five hundred dollars ($12,500) per month (the "Minimum Monthly Fee"). The Minimum

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Monthly Fee will be adjusted: (a) as of the date M&I makes effective a price increase; and (b) on the first day of any month after: (i) the Additional Use Fee (as defined below) is greater than twenty-five percent (25%) of the Minimum Monthly Fee; or (ii) Customer expands the Services used hereunder to include an additional application. The Minimum Monthly Fee may not be decreased. Adjustments to the Minimum Monthly Fee shall be based on the Services, transactions, and volumes used by the Customer during the Adjustment Period (as defined below), or the period from commencement of services to the date of the adjustment during the initial three (3) months of the Agreement. The Minimum Monthly Fee shall not be more than eighty-five percent (85%) of the average monthly charges during the Adjustment Period. Customer shall also pay M&I an additional use fee each month where M&I charges for the Services actually used by Customer during the applicable month are greater than the Minimum Monthly Fee. M&I shall compute the Customer's actual usage charges based on M&I's then-current standard published prices, and any amounts due M&I in excess of the Minimum Monthly Fee shall be paid by Customer (the "Additional Use Fee"). Customer also agrees to pay all communication costs, telecommunication charges, printline charges and other output costs, start-up fees, pass-through charges, out-of-pocket expenses, workshop fees, training fees, and late fees or charges billed as miscellaneous on Customer's invoice (the "Miscellaneous Fees").
Travel costs billed to Customer shall not exceed thirty thousand dollars ($30,000). The M&I standard published prices as of the date of this Agreement are set forth on the fee schedule attached as Exhibit B.

        b. Additional Charges. In addition to the charges described above or set forth in Exhibit B, Customer agrees to pay for any manufacturers, sales, use, excise, personal property, or any other tax or charge, or duty or assessment levied or assessed by any governmental authority upon or as a result of the execution or performance of any service pursuant to this Agreement or materials furnished with respect to the Agreement, except those taxes based on M&I's net income.

        c. Terms of Payment. Customer shall pay the Minimum Monthly Fee on the first day of the month in which the Services are to be performed, and shall pay the Additional Use Fee and any Miscellaneous Fees within ten (10) days of the date such amounts are invoiced to Customer. Any other amounts due hereunder shall be paid within ten (10) days of invoice, unless otherwise provided herein. The Customer shall also pay any collection fees and reasonable attorney's fees incurred by M&I in collecting payment of the charges and any other amounts for which Customer is liable under the terms and conditions of this Agreement.

        d. Modification of Terms and Pricing. If Customer is in default and M&I elects to continue to perform the Services, or if the Customer's tangible capital or reserve requirements computed in accordance with applicable federal regulations for itself or any of its affiliates receiving Services hereunder are less than the required regulatory minimums, Customer agrees to Pay M&I all unamortized conversion expenses in advance of M&I performing any additional Services. In addition, Customer agrees that all charges for Services shall be computed using one hundred ten percent (110%) of M&I's then-current standard

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published prices, paid in advance as determined by M&I. At M&I's option, such
Services shall be provided on a month-to-month basis.

     3. Term.

               a. Initial Term. This Agreement shall be effective upon execution by both parties. The term of this Agreement shall continue for a period of seventy-two (72) months from the Agreement Date.

               b. Renewal Obligations. During any renewal term, or for any Services provided after the end of the initial term, whether or not the Agreement is renewed, Customer agrees that the terms of this Agreement shall continue to apply, except that all charges for Services shall be computed using one hundred ten percent (110%) of M&I's then-current standard published prices paid in advance as determined by M&I. At M&I's option, such Services shall be provided by M&I on a month-to-month basis.

     4. Affiliates. All processing for Customer and Customer's subsidiaries and affiliates which M&I does shall be included as part of the Services provided under this Agreement and shall be done in accordance with the terms and conditions of this Agreement. Customer agrees that it is responsible for assuring compliance with the Agreement by its affiliates and subsidiaries. Customer agrees to be responsible for the submission of its affiliates' data to M&I for processing and for the transmission to Customer's affiliates of such data processed by and received from M&I. Customer agrees to pay any and all fees owed under this Agreement for Services hereunder.

     5. Confidentiality. Both parties will, to the extent and in accordance with their policies used to protect their own information of similar importance, use their best efforts to refrain from and prevent the use of or disclosure of any confidential information of the other party, disclosed or obtained by such party while performing its obligations under this Agreement, except when such use or disclosure is for the purpose of providing the Services. Neither party will have an obligation of confidentiality with regard to any information insofar as the same: (1) was known to such party prior to disclosure; (2) is or becomes publicly available other than as a result of a breach of this Agreement; or (3) is disclosed to such party by a third party not subject to an obligation of confidentiality. Nor shall the obligation of confidentiality occur where disclosure is made pursuant to: (1) any law of the United States or any state thereof; (2) the order of any court or governmental agency; or (3) the rules and regulations of any governmental agency.

     6. Programming. M&I reserves the right to determine the programming (whether hardware or software) utilized with the equipment used in fulfilling its duties under this Agreement. All programs (including ideas and know-how and concepts) developed by M&I are and remain its sole property.

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      7. Equipment. Customer shall obtain and maintain at its own expense such data processing and communications equipment as may be necessary or appropriate to facilitate the proper use and receipt of the Services. Customer shall pay all installation, monthly, and other charges relating to the installation and use of communications lines in connection with the Services. M&I shall not be responsible for the reliability monitoring or continued availability of the communications lines used by Customer in accessing the Services.

      8. Supplies. Customer shall pay for all supplies used in connection with the Services. All forms, supplies, or materials used in processing Customer's items and input data shall meet M&I's specifications.

      9. Systems Modification; Amendment of Services. M&I may modify, amend, enhance, update, or provide the appropriate replacement for any of the Services, the software used to provide the Services, or any element of its systems at any time to: (1) improve the Services or (2) facilitate the continued economic provisions of the Service. M&I may, at any time, withdraw any of the Services upon providing one hundred twenty (120) days' prior written notice to Customer. M&I may also terminate any of the Services immediately upon any regulatory, legislative, or judicial determination that providing such Services is inconsistent with applicable law or regulation or upon imposition by any such authority of restrictions or conditions which would detract from the economic or other benefits to M&I or Customer to any element of the Services.

      10. Disaster Recovery. M&I maintains, and shall continue to maintain throughout the term of this Agreement, off-site disaster recovery capabilities which permit M&I to recover from a disaster and continue providing Services to Customers within a commercially reasonable period. An executive summary of the current disaster recovery plan, which may change from time to time, is available upon request from M&I at no charge. M&I shall test the operation and effectiveness of its disaster recovery plan at least annually. M&I maintains, and shall continue to maintain throughout the term of this Agreement, a backup power supply system to guard against electrical outages.

     11. Events of Default. It shall be an Event of Default on the part of the Customer if: (1) Customer is insolvent, or a receiver or conservator shall be appointed with respect to the Customer; or (2) Customer shall fail to pay any sum due M&I within the prescribed time; or (3) if the Customer shall fail to perform any of its other covenants or obligations under this Agreement. It shall be an Event of Default on the part of M&I if M&I shall fail to perform any of its obligations under this Agreement where the failure of M&I to perform has a material adverse impact on Customer and is material to the provision of the Services. The defaulting party shall have ten (10) days from the date of receipt of notice from the nondefaulting party of nonpayment or nonperformance to cure such an Event of Default, before the nondefaulting party may exercise any remedies it may have as a result of the Event of Default.

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     12. Remedies Upon Default; Limitation of Liabilities. If an Event of
Default occurs on the part of the Customer, and is not cured within the ten (10) day period prescribed in Section 11, M&I may: (1) terminate this Agreement; (2) terminate access to its central processing unit by the Customer; and (3) declare all amounts payable under this Agreement to be immediately due payable and file suit for or otherwise obtain payment from the Customer of any fees or other sums due it pursuant to this Agreement, plus any actual damages to its equipment or systems caused by the Customer's actions, failures to act, equipment, systems or communication facilities, plus any profits lost because of the Customer's default. If an Event of Default occurs on the part of M&I, and is not cured within the ten (10) day period prescribed in Section 11, the Customer may only:
(1) terminate this Agreement and (2) file suit or otherwise obtain payment of an aggregate amount of up to the greater of (a) one hundred thousand dollars ($100,000) or (b) the amount of fees paid by the Customer to M&I hereunder during the three (3) months immediately preceding the Event of Default. Either party may also seek specific performance, including injunctive relief, for a breach of Section 5 of this Agreement. M&I and the Customer agree that these damage provisions are reasonable in light of all present predictable circumstances (including expectable actual damages in that the fees to be charged by M&I hereunder do not include amounts sufficient to insure against greater claims). M&I and Customer expressly waive all claims for additional, incidental, consequential, compensatory, or punitive damages and agree that the remedies set forth in this Agreement shall be the sole and exclusive remedies of the parties. No lawsuit or other action may be brought by either party hereto or on any claim or controversy based upon or arising in any way out of this Agreement after one (1) year from the date of the occurrence allegedly giving rise to the action, except for nonpayment of sums due to M&I by Customer. M&I agrees that except in the case of an Event of Default relating to a breach by the Customer of its confidentiality obligations under Section 5 of this Agreement, M&I will not exercise its remedy to terminate Customer's access to the M&I central processing unit so long as: (a) Customer is current in the payment of all amounts due M&I as reflected on M&I's last invoice to Customer; and (b) only exercise such remedy after providing Customer with sixty (60) days' prior written notice.

      13.   Termination.

            a. End of Initial Term. This Agreement shall automatically be extended at the end of the initial seventy-two (72) month term for an additional eighteen (18) month renewal term, unless the Customer gives M&I at least one hundred eighty (180) days' prior written notice of its intent to terminate, which notice may be given during the initial term of the Agreement.

            b. Renewal Term. During the renewal term, this Agreement shall be automatically extended for an additional one (1) month on each monthly anniversary date so that the term shall always be not less than one (1) month less than eighteen (18) months. unless either party gives written notice to the other party of notice to terminate, in which event the automatic monthly renewals will end and the Agreement will terminate at the end of the unexpired portion of the term in existence on the date notice to terminate is given.

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            c. Termination Upon Default. This Agreement may also terminate upon an Event of Default and failure to cure beyond applicable cure periods at the option of the nondefaulting party as set forth in Section 12 hereof.

     14. Regulatory Assurances. M&I and Customer acknowledge and agree that the performance of these Services will be subject to regulation and examination by Customer's regulatory agencies to the same extent as if such Services were being performed by Customer. Upon request, M&I agrees to provide any appropriate assurances to such agency and agrees to subject itself to any required examination or regulation. Customer agrees to reimburse M&I for reasonable costs actually incurred due to any such examination or regulation that is performed solely for the purpose of examining data processing services used by Customer.

            a. Notice Requirements. The Customer shall be responsible for complying with all regulatory notice provisions to any applicable governmental agency, which shall include providing timely and adequate notice to the Chief Examiner of the Federal Home Loan Bank Board, the Office of Thrift Supervision, the Office of the Comptroller of the Currency, The Federal Deposit Insurance Corporation, the Federal Reserve Board, or their successors, as applicable (collectively, the "Federal Agency"), as of the effective date of Services under this Agreement, identifying those records to which this Agreement shall apply and the location at which such Services are to be performed.

            b. Examination of Records. The parties agree that the records maintained and produced under this Agreement shall, at all times, be available for examination and audit by governmental agencies having jurisdiction over the Customer's business, including (without limitation) the Federal Agency. The Director of Examinations of the Federal Agency or his designated representative shall have the right to ask for and to receive directly from M&I any reports, summaries, or information contained in or derived from data in the possession of M&I related to the Customer. M&I shall notify Customer as soon as possible of any formal request by an authorized governmental agency to examine Customer's records maintained by M&I, if M&I is permitted to make such a disclosure to Customer under applicable law or regulations. Customer agrees that M&I is authorized to provide all such described records when formally required to do so by this authorized governmental agency.

               c. Fidelity Bonds. At Customer's request, M&I shall obtain, at Customer's expense, fidelity bond coverage for M&I and its employees as such coverage is required by any governmental or regulatory agency.

               d. Notice of Changes, Customer shall give to the Director of Examinations of the Federal Agency at least thirty (30) days' notice of the termination of this Agreement or of any material changes in the Services to be provided hereunder.

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            e. Insurance. Throughout the term of this Agreement, M&I shall maintain insurance coverage (or shall be self-insured) for losses from fire, disaster, and other causes contributing to interruption of the Services. The proceeds of such insurance shall be payable to M&I. Nothing in this Agreement shall be construed as to permit Customer to receive any of such proceeds, or to be named as an additional loss payee under any insurance policy.

            f. Financial Information. Customer agrees to provide M&I with a copy of the Call Report filed with the Federal Agency simultaneously with its filing with the Federal Agency, and to provide such additional financial information as to its creditors or others as M&I may reasonably request.

     15. Transportation and/or Transmission of Data. The responsibility and expense for transportation and/or transmission of and risk of loss of data and media to and from M&I's datacenters shall be borne by Customer. M&I will notify Customer of the time by which Customer's data and media must be delivered to M&I for processing for M&I to provide Customer's processed data within the time period indicated by M&I.

     16. Responsibility.

            a. General. M&I agrees to perform the Services in a commercially reasonable manner, which is similar to the services provided to other M&I customers, and no other or higher degree of care. Except as otherwise described herein, M&I assumes no other obligation as to performance or quality of the Services provided, all other risks of error being expressly assumed by Customer. M&I shall not be responsible for loss or damage due to delays in processing or in the delivery of processed data as a result of any of the causes excused by
Section 19 hereof. M&I WILL IN NO EVENT BE LIABLE FOR ANY INDIRECT, INCIDENTAL, OR CONSEQUENTIAL DAMAGES INCURRED BY CUSTOMER INCLUDING, BUT NOT LIMITED TO, LOST PROFITS OR BUSINESS OPERATION LOSS, REGARDLESS OF WHETHER M&I WAS ADVISED OF THE POSSIBLE OCCURRENCE OF SUCH DAMAGES.

            b. Reliance on Data Supplied. M&I will process items and data and perform those Services described in this Agreement on the basis of information furnished by Customer. M&I shall be entitled to rely upon any such data, information, or instructions as provided by Customer. If any error results from incorrect input supplied by Customer, Customer shall be responsible for discovering and reporting such error and supplying the data necessary to correct such error to M&I for processing at the earliest possible time. Customer will indemnify and hold M&I harmless from any cost, claim, damage, or liability (including attorney's fees) whatsoever arising out of such data, information or instructions, or any inaccuracy or inadequacy therein. Customer assumes all risk of loss, delay, and miscommunication in the transportation or transmission by electronic means of data and information from any terminal or remote unit unless the same is caused by or attributable to any act or omission on M&I's part, which act or omission does not meet the standard of care in Section 16(a), or was caused by or attributable to any gross negligence or willful failure on M&I's part to comply with its obligations under this Agreement.

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            c. Data Backup. Customer shall maintain adequate records including microfilm images of items being transported to M&I, or at least ten (10) business days' backup on magnetic tape or other electronic media where transactions are being transmitted to M&I, from which reconstruction of lost or damaged items or data can be made. Customer assumes all responsibility and liability for any loss or damage resulting from failure to maintain such records.

            d. Audit. M&I shall cause a third-party review of its data processing systems and Services to be conducted annually by its independent auditors. M&I shall provide Customer, upon request, at its then-current charge, one copy of the report resulting from such review.

            e. Regulatory Compliance. Customer is responsible for determining that the Services performed in its behalf, any forms which are used with its customers, and all records it retains comply with all applicable laws. Should Customer need information from the Services M&I provides in order to comply with applicable Federal or State laws and regulations, Customer's sole remedy, and M&I's sole obligation shall be for M&I to provide the ability to process the information requested from the Customer as promptly as is commercially practicable.

            f. Balancing and Controls. On a daily basis, Customer shall review all input and output, controls, reports, and documentation, to ensure the integrity of data processed by M&I. In addition, Customer shall, on a daily basis, check exception reports to verify that all file maintenance entries and nondollar transactions were correctly entered. Customer is responsible for initiating timely remedial action to correct any improperly processed data which these reviews would disclose.

            g. Service Deficiencies. If Customer is aware that a defect exists in a Service, Customer shall be responsible for making whatever appropriate adjustments may thereafter be necessary until M&I corrects the defect and, if requested by Customer, M&I will, at M&I's expense, assist Customer in making such corrections through the most cost-effective means, whether manual, by system reruns, or program modifications. M&I will, where reasonable, make every effort to correct any known material defect as soon as commercially reasonable at M&I's expense.

     17. Ownership of Data. Customer is the owner of all of its data supplied by Customer to M&I for processing hereunder. Customer acknowledges that it has no rights in any of the software, systems documentation, guidelines, procedures, and similar related materials or any modifications thereof except with respect to M&I's use of the same during the term of this Agreement to process data. Upon termination of this Agreement, M&I shall provide Customer with all copies of Customer's data in a format that is being used by M&I at that time for processing such data. Prior to the release of the Customer's data: (1) all amounts owed under this Agreement by Customer to M&I shall be current and paid in full, and (2) Customer shall pay M&I its "Estimated Deconversion Expenses" as


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described below. Customer agrees to pay M&I for M&I's work in providing such data at M&I's rates then in effect for computer and personnel time, supplies, and other items as required, and Customer further agrees to pay M&I for any and all charges associated with the deconversion of Customer's data based on M&I's then-current charges for such Services. M&I shall make a good faith estimate of all of such costs, expenses, and charges which shall be paid by Customer in advance (the "Estimated Deconversion Expenses"). The difference, if any, between the actual expenses and the prepaid Estimated Deconversion Expenses shall be promptly paid after determination.

      18. Warranties. M&I represents and warrants that:

            a. Capability of Computer Systems and Software. M&I's computer systems (hardware and software) are capable of performing the Services in accordance with the provisions of this Agreement. The software used to provide the Services will operate substantially in accordance with the specifications and documentation for the software as modified from time to time to incorporate enhancements or modifications of the software to provide the Services.

            b. Quality of Service. The reports and Services made available to Customer shall be in substantial conformity with the User Manuals, as amended from time to time, copies of which have been, or will be, provided to Customer.

            c. Property Rights. M&I has the right to provide the Services hereunder, using all computer software required for that purpose.

            d. Organization and Approvals. M&I is a validly organized corporate entity with valid authority to enter into this Agreement. This Agreement has been duly authorized by all necessary corporate action.

            e. Disclaimer of Warranties. EXCEPT AS DESCRIBED IN THIS SECTION OF THIS AGREEMENT, M&I DISCLAIMS ALL OTHER WARRANTIES, WHETHER WRITTEN, ORAL, EXPRESSED OR IMPLIED INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

     19. Force Majeure. M&I shall not be liable to Customer if M&I's fulfillment or performance of any terms or provisions of this Agreement is delayed or prevented by revolution or other civil disorders, wars, acts of enemies, strikes, electrical equipment or availability failure, labor disputes, fires, floods, acts of God, federal, state, or municipal action, statute, ordinance or regulation, or, without limiting the foregoing, any other causes not within its, reasonable control and which bv the exercise of reasonable diligence it is unable to prevent, whether of the class of causes hereinbefore enumerated or not.

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     20. IRS Filing. Customer has complied with all laws, regulations, procedures, and requirements in attempting to secure correct Tax Identification Numbers (TINs) for Customer's payees and agrees to attest to this compliance by affidavit provided annually. Customer authorizes M&I to act as Customer's agent and sign on Customer's behalf the Affidavit required by the Internal Revenue Service on Form 4804, or any successor form.

      Customer acknowledges that M&I's execution of the Form 4804 Affidavit on Customer's behalf does not relieve Customer of responsibility to provide accurate TINs or liability for any penalties which may be assessed for failure to comply with TIN requirements. Customer agrees to hold M&I harmless from any liabilities, claims, expenses, penalties, or damages (including attorneys' fees) which may be assessed or incurred as a result of the failure to comply with TIN requirements.

     21. Use of the Services. (a) Customer assumes exclusive responsibility for the consequences of any instructions Customer may give M&I, for Customer's failure to properly access the Services in the manner prescribed by M&I, and for Customer's failure to supply accurate input information; (b) Customer agrees that it will use the Services in accordance with such reasonable policies as may be established by M&I from time to time as set forth in any materials furnished by M&I to Customer; (C) Customer agrees that, except as otherwise permitted by M&I, Customer will use the Services only for its own internal business purposes and will not sell or otherwise provide, directly or indirectly, any of the Services or any portion thereof to any third party; and (d) Customer agrees and represents that (i) this Agreement has been approved by its Board of Directors, or that the officer executing this Agreement has been specifically authorized by Customer's Board of Directors to execute this Agreement, (ii) the performance of this Agreement by the Customer will not affect the safety or soundness of the Customer or any of its affiliates, and (iii) this Agreement, and the obligations evidenced hereby, will be properly reflected on the books and records of the Customer, and the Customer will provide evidence of the same to M&I upon request.

      22.   Miscellaneous.

            a. Governing Law. This Agreement shall be construed and governed by the laws of the state of Wisconsin.

            b. Amendment. This Agreement, including the Schedules hereto, may be amended only by an instrument in writing executed by the parties or their permitted assignees.

            c. Assignment. This Agreement may not be assigned by either party without the prior written consent of the other party, which such consent shall not be unreasonably withheld, provided that M&I may freely assign this Agreement to any company that is directly or indirectly (i) in control of M&I, (ii) under the control of M&I, or (iii) under common control with M&I.

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            d . Section Headings. Section headings are for reference purposes only and shall not affect the interpretation or meaning of this Agreement.

            e. Notices. All communications or notices required or permitted by this Agreement shall be in writing and shall be deemed to have been given at the earlier of the date when actually delivered to an officer of a party or when deposited in the United States mail, certified or registered mail, postage prepaid, return receipt requested, and addressed as set forth on the signature page, unless and until any of such parties notifies the others.

            f. No Waiver of Performance. Failure by either party at any time to require performance by the other party to claim a breach of any provision of this Agreement will not be construed as a waiver of any right accruing under this Agreement, nor affect any subsequent breach, nor affect the effectiveness of this Agreement or any part hereof, nor prejudice either party as regards any subsequent action.

            g. Entire Agreement; Conflicting Provisions. This Agreement, together with the Schedules hereto, constitutes the entire agreement between the Customer and M&I with respect to the subject matter hereof. There are no restrictions promises warranties, covenants, or undertakings other than those expressly set forth herein and therein. This Agreement supersedes all prior negotiations, agreements, and undertakings between the parties with respect to such subject matter. In the event of any conflict between the terms of the main body of this Agreement and any of the Schedules hereto, the terms of the main body of this Agreement shall govern.

            h. Execution in Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original but all of which shall together constitute one and the same Agreement.

            i. Enforceability. The invalidity or enforceability of any provision hereof shall not affect or impair any other provisions.

            j. Scope of Agreement. If the scope of any of the provisions of the Agreement is too broad in any respect whatsoever to permit enforcement to its full extent, then such provisions shall be enforced to the maximum extent permitted by law and the parties hereto consent and agree that such scope may be judicially modified accordingly and that the whole of such provisions of this Agreement shall not thereby fail, but that the scope of such provisions shall be curtailed only to the extent necessary to conform to law.

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      IN WITNESS WHEREOF, the parties have caused this Agreement to be executed in their names as of the date first above written.

                                      M&I DATA SERVICES, INC. ("M&I")
                                      770 North Water Street
                                      Milwaukee, WI 53202

                                      By: /s/ JOSEPH L. DELGADILLO
                                          -------------------------------------
                                      Name: Joseph L. Delgadillo
                                            Senior Vice President

                                      M&I DATA SERVICES, INC. (M&I")
                                      770 North Water Street
                                      Milwaukee, WI 53202

                                      By: /s/ MICHAEL V. RUANE
                                          -------------------------------------
                                      Name: Michael V. Ruane
                                            Vice President


                                      Valle de Oro Bank, N.A. (the "Customer")
                                      9832 Campo Road
                                      Spring Valley, CA 92077

                                      By: /s/ WILLIAM V. EHLEN
                                          --------------------------------------
                                      Name: William V. Ehlen
                                            President & CEO

                          ATTORNEY-IN-FACT APPOINTMENT

      Customer hereby appoints M&I Data Services, Inc., ("M&I") as customer's attorney-in-fact and empowers M&I to authorize the Internal Revenue Service
(IRS) to release information documents supplied to the IRS by M&I to states which participate in the "Combined Federal/State Program." Customer agrees to hold M&I harmless from any liabilities, claims, expenses, penalties, or damages (including attorneys' fees) which may be assessed or incurred as a result of the release of information.

                                   Valle de Oro Bank, N.A.
                                   Customer

                                   By [SIG]
                                      ------------------------------------------
                                      Customer's Representative

                                    AFFIDAVIT

STATE OF California  )
                     )  SS.
COUNTY OF  San Diego )

        I, Roland C. Nickerson, being first duly sworn, on oath,
           -------------------
           Customer's Representative

depose and say:

        1. I am an employee of Valle de Oro Bank, N.A. I have personal knowledge of my employer's practices with regard to procuring and reporting Tax Identification Numbers (TINs) and authority to execute this Affidavit on my employer's behalf.

        2. Valle de Oro Bank, N.A. has complied with all laws, regulations, procedures, and requirements in attempting to secure correct TINs for its payees. This compliance has been pursued with due diligence, and any failure to secure correct TINs is due to reasonable cause.

                                               [SIG]
                                               ---------------------------------
                                               Customer's Representative

Subscribed and sworn to
before me this 21st day
of October 1991.


/s/ E. I. HENDRICKSON
-----------------------------------
Notary Public
My Commission: expires October 1, 1993                           [STAMP]

                                    SCHEDULE

                            M&I ON-LINE AVAILABILITY

The following is a list of standard hours off availability by each on-line service. All times are CST/CDT.



           o Cardholder
             (CRT Maintenance)
             Monday-Thursday                                           7:00 a.m.- 6:45 p.m.
             Friday                                                    7:00  a.m.-  9:30  p.m.
             Saturday                                                  7:00  a.m.-  4:30  p.m.

           o CIS & Deposit System
             (Maintenance and Dollar Transactions)
             Monday-Thursday                                           7:00 a.m.- 6:45 p.m.*
             Friday                                                    7:00 a.m.- 9:30 p.m.*
             Saturday                                                  7:00 a.m.- 4:30 p.m.

           o Data Entry
             (Account Reconciliation System)
             Monday-Friday                                             7:00 a.m.-10:00 p.m.

           o Data Entry
             (Financial Control)
             Monday-Thursday                                           7:00  a.m.-11:00  p.m.
             Friday                                                    7:00  a.m.-12:00  Midnight
             Saturday                                                  7:00  a.m.- 4:30  p.m.

           o Decision Management System
             Monday-Thursday                                           7:00  a.m.- 6:45  p.m.
             Friday                                                    7:00  a.m.- 9:30  p.m.
             Saturday                                                  7:00  a.m.- 4:30  p.m.

           o Data Entry
             (Trust)
             Monday-Friday                                             7:00  a.m.-  5:00  p.m.

           o Financial Control On-line
             Monday-Friday                                             7:00  a.m.-  8:00  p.m.
             Saturday                                                  7:00  a.m.-  4:30  p.m.

           o Loan System
             (CRT Maintenance)
             Monday-Thursday                                           7:00  a.m.-  6:15  p.m.
             Friday                                                    7:00  a.m.-  8:30  p.m.
             Saturday                                                  7:00  a.m.-  4:30  p.m.

           o Management Information Service
             Monday-Thursday                                           7:00  a.m.-  6:45  p.m.
             Friday                                                    7:00  a.m.-  9:30  p.m.
             Saturday                                                  7:00  a.m.-  4:30  p.m.
                (Except Money Market Info.)

           o Teller Terminals
             Monday-Thursday                                           7:00  a.m.-  7:00  p.m.
             Friday                                                    7:00  a.m.-  9:30  p.m.
             Saturday                                                  7:00  a.m.-  4:30  p.m.

*CIS access to loan data is based on Loan System hours of availability. West Coast availability for CIS, Loans, and Deposits for Monday-Friday is 8:00 a.m.-10:00 p.m., CST/CDT.

                      [M&I DATA SERVICES, INC. LETTERHEAD]


                                    EXHIBIT A

                           FINANCIAL SERVICE PRODUCTS

- Deposit Services

- Loan Services

- Teller/Platform Services

- Automated Funds Transfer

- Automated Clearinghouse

- Corporate Cash Management Services

- Customer Information System

- Financial Control

- Tickler System

- Management Information Service

- IRS Reporting

- INFO Center

- EFT Services

- Safe Deposit System

- Item Processing

- Remote Site Support

- Trust Services

- Audit Services

                      [M&I DATA SERVICES, INC. LETTERHEAD]



                                    EXHIBIT B

                                       M&I
                               DATA SERVICES, INC.

                               CUSTOMER PRICE LIST
                            (Effective March 1, 1991)

This list is intended for the use of M&I Data Services, Inc., and its customers only. No other distribution or usage is permitted.

NOTE: Except where noted, all rates are assumed to be monthly.

                                      1991
                                   PRICE LIST

                                Table of Contents

         SERVICE                                                                              PAGE
         -------                                                                              ----
         Deposit Services                                                                      1-2

         Loan Services                                                                         3-4

         Teller/Platform Services                                                                5

         Customer Information System (CIS)                                                       6

         Financial Control (General Ledger)                                                      7

         EFT Services                                                                            8

         INFO Center                                                                          9-10

         Item Processing
               Bulk Filing                                                                      11
               Proof of Deposit (POD)                                                           11

         Remote Site Support                                                                    11

         Other Services
                Audit Services                                                                  12
                Automated Clearing House (ACH) - Receiving                                      12
                Automated Funds Transfer (AFT)                                                  12
                Disaster Recovery                                                               12
                Discount Brokerage                                                              13
                Custom Statement Formatter                                                      13
                IRS Reporting                                                                   13
                Maintenance/Support                                                             13
                Management Information Service                                                  13
                Profitability and Management Support                                            13
                Safe Deposit                                                                    13
                Six-Day Processing                                                              13
                Tickler System                                                                  13
                User-Defined Security                                                           14

           Output                                                                               15

           MICARD Services
                Cardholder Services                                                             16
                Cardholder Supplies                                                             16
                Merchant Services                                                               17
                Merchant Supplies                                                               17
                Debit Card Price List                                                           18
                Cardholder Services                                                             18
                Cardholder Supplies                                                             18

           Corporate Cash Management Services
                Account Reconciliation                                                          19
                Automated Clearinghouse (ACH) Originating                                       19
                Preauthorized Check Processing                                                  20
                Automated Balance Reporting                                                     20
                Controlled Disbursement                                                         20
                Management Information Link                                                     20
                MICASH Control System                                                           21
                Payroll                                                                         22

           Additional Services                                                                  23

           Late Fees                                                                            23

           Interim Processing Service                                                           23



                                                  DEPOSIT SERVICES

                                                                      Units                       Rate
                                                                      -----                       ----
           Base Fee                                                   per institution             $150.00
               Demand, Money Market, Savings, NOW                     per open account               .205
               Time Deposit (Levels 1-4) Accounts                     per open account               .150
                   Deposits                                           per deposit                    .105
           Expedited Funds Availability                               per float transaction          .005
           Reject Items                                               per item                       .075
           Transaction Processing
                1 - 250,000                                           per transaction               .0315
               250,001 - 500,000                                      per transaction               .0285
               500,001 - 750,000                                      per transaction               .0255
                750,001 - 1,000,000                                   per transaction               .0245
               Over 1,000,000                                         per transaction               .0225
               Remote Site Credit(l)                                  per transaction             (.0105)

           Additional Deposit Services

           ACH Originating                                            per transaction                 .07
           Automated Product Conversion                               per keyword                     .06
           Automatic Branch Change                                    per keyword                     .06
           Employee Security Processing                               per institution              100.00
           Exception Processing
                Base Fee                                              per institution               50.00
                On-line Exceptions                                    per transaction                .023
                Criteria Posting                                      per item                      .0555
           Kiting Suspect Detection(2)                                per account analyzed          .001
           Money Talks                                                per transaction/inquiry        .016
           Retirement Account Reporting
                Base Fee                                              per institution               40.00
                1 - 20,000                                            per IRA account                 .42
                20,001 - 40,000                                       per IRA account                 .37
                Over 40,000                                           per IRA account                 .32
            Overdraft Checking(PRA)/Line-of-Credit                    per active account              .48
            Retention
                Closed Account                                        per account                     .04
                Cycle - 12 months (includes History
                   Analysis Report R-2830)                            per account                     .07
                   Minimum Fee                                        per institution               25.00

               Transaction Retention                                  per 1,000 transactions/day     .045
           Sweep Account Processing
               Base Fee                                               per institution               45.00
               Accounts                                               per account                     .08
               Relationship Service Charging                          per account                     .06

(1) Credit received on items captured at the customer site. Credit does not apply to live log transactions.

(2)     $25.00 minimum per institution.


                                                   DEPOSIT SERVICES

                                                                   Units                           Rate
                                                                   -----                           ----
         Reports (see output Section)(1)

             Escheatment suspect - R-1003
                  Base Fee                                          per institution              35.00
                  Account                                           per account                    .02
                  Extra Copies                                      per account                    .01
               Original Issue Discount(2)                           per report/per request       15.00
               Summary of Deposits - R-0350                         per copy                     25.00
               Transaction Code Usage Report                        per report                   25.00
               Transaction Journal - Daily
                  R-1010 Hard Copy(l)                               per additional copy          60.00
               Trial Balance - Daily(3)
                  Trial Balance - R-1000, R-1001,(4)
                     R-4000, R-4001 Hard Copy(l)                    per additional copy          60.00
               ZIP Code Analysis Listing - R-0320                   per run                      25.00


(1) One hard copy provided at no charge. Refer to Output Section for microfiche charges.

(2)  Reports provided on November 30 and December 31 at no charge.

(3)  Hard copy reports only. For fiche charges refer to the Output Section.

(4) Remote print and off-line institutions receive one hard copy at no charge. Institutions working through an M&I datacenter receive one fiche original and one fiche copy.

                                  LOAN SERVICES

                                                                      Units                    Rate
                                                                      -----                    ----
           Base Fee                                                   per institution          $150.00
           Accounts
               1 - 30,000                                             per  account                .137
               Over 30,000                                            per  account                .132
           Notes                                                                                   .46
               Loans (Commercial, Installment,                        per  note
               Mortgage, Purchased Loans, Student Loans)
                Floor Plan                                            per  note                    .63
           Revolving Credit                                           per  note                    .49
           Commitments                                                per  commitment              .10
           Escrows                                                    per  escrow                  .06
           Fee Processing                                             per  fee segment             .05
           Participations                                             per  participation           .12
           Reserves (Dealer, Insurance)                               per  reserve                .035

           Additional Loan Services

           ACH Originating                                            per  transaction             .07
           Charge-Offs                                                per  charge-off              .28
           Collateral Processing
                Base Fee                                              per institution           170.00
                Items                                                 per collateral item          .17
            Coupons                                                   per coupon book ordered      .05
            Escrow Analysis
                Base Fee                                              per final run              20.00
                Analysis Test                                         per note analyzed            .10
                Analysis Final                                        per note analyzed            .20
            Escrow Disbursement
                Base Fee                                              per mass disbursement      20.00
                Transaction                                           per transaction              .03
                Processing Charge                                     per tape                   50.00
            Investor Reporting (Laser, MIDANET)                       per institution/          250.00
                (Standard, Stand-alone)                               per program
            Investor Reporting (Expanded)(2)
                Payment Level 1 (actual principal                     per participation            .17
                   and interest)
                Payment Level 2 (scheduled interest                   per participation            .19
                   and actual principal)
                Payment Level 3 (scheduled principal                  per participation            .21
                   and interest)
                Payment Level 4 (GNMA)                                per participation            .23
            FHLB Processing                                           per tape                   75.00
            Loan Origination(l)                                       per transaction              .50
            Purchased Loans                                           per segment                  .12
            Credit Bureau Tapes                                       per credit bureau          39.00
            Insurance Tapes                                           per company                39.00

(1)     A transmission fee is also charged.  Refer to Remote Site Support.
(2)     Refer to Output Section for investor check charges.

                                  LOAN SERVICES

                                                                Units                     Rate
                                                                -----                     ----
         Reports (See Output Section)(1)

         Daily Hard Copy Reports
               1 - 5,000 Accounts                               per additional copy      $21.00
               5,001 - 10,000 Accounts                          per additional copy       27.00
               Over 10,000 Accounts                             per additional copy       33.00

         Weekly Hard Copy Reports
               1 - 5,000 Accounts                               per additional COPY       41.00
               5,001 - 10,000 Accounts                          per additional copy       52.00
               Over 10,000 Accounts                             per additional COPY       63.00

         Monthly Hard Copy Reports
               1 - 5,000 Accounts                               per additional copy       61.00
               5,001 - 10,000 Accounts                          per additional copy       72.00
               over 10,000 Accounts                             per additional copy       83.00
         Semiannual Hard Copy Reports
               1 - 5,000 Accounts                               per additional copy      110.00
               5,001 - 10,000 Accounts                          per additional copy      130.00
               over 10,000 Accounts                             per additional copy      150.00
         Annual Hard Copy Reports
               1 - 5,000 Accounts                               per additional copy      110.00
               5,001 - 10,000 Accounts                          per additional copy      130.00
               Over 10,000 Accounts                             per additional copy      150.00

(1) The prices above apply to copies exceeding the standard report frequencies.

                                    TELLER/PLATFORM SERVICES

                                                                 Units                              Rate
                                                                 -----                              ----
         On-line Teller
             Base Fee(l)                                         per institution                    $ 65.00
             Accounts(2)                                         per account                            .05
             Live Log Transactions                               per transaction                       .021
             Outstanding No-book Transactions(3)                 per transaction                      .0025
         On-line Dollar
             Base Fee                                            per institution                      40.00
             Accounts(2)                                         per account                           .025
             Live Log Transactions                               per transaction                       .021
         Sunday On-line Availability(2)                          per account                            .01
         Teller Platform System (4)
         Base Fee Per Controller
               Vboss                                             per institution                     100.00
               Other (IBM, ISC)                                  per institution                      50.00
               Salespartner Maintenance Fee (PC-based)           per PC                               35.00
         Large Currency Transaction Reporting                    per institution                      50.00
         Tellerlink                                              per institution                     100.00
         Teller Trial Balance (R-0200)                           per report                           25.00

(1) Fee includes logical end-of-day and on-line dollar.
(2) Includes Demand, Line of Credit, Money Market, NOW, Savings, and Time Deposit (Level 1-3) accounts.
(3) Produces monthly report at no charge. Additional No-Book Reports (R-0202) produced at a cost of $15.00 per report.
(4) Refer to your account manager for start-up fee.

                        CUSTOMER INFORMATION SYSTEM (CIS)

                                                                Units                               Rate
                                                                -----                               ----
         Base Fee                                                per institution                    $140.00
         Customers                                               per customer                           .023
         Accounts                                                per account                            .0145

         Additional CIS Services

         CIS Aggregate Indebtedness                              per  run                             50.00
               Base Fee                                          per  run                               .0006
               Accounts  Analyzed
         CIS Customer  Match - Merge                             per  run                            100.00
               Base Fee
               Customer Fee
                  First  100,000                                 per  customer                          .06
                  Over 100,000                                   per  customer                          .04
         CIS Marketing                                           per  run                             50.00
               Base Fee(1)                                       per  customer                          .004
               Analysis                                          per  customer                          .001
               Automatic Promotion Coding                        per  envelope                          .090
               Continuous Envelopes                              per  customer                          .005
               Householding(2)                                   per  customer                          .005
               Officer List                                      per  customer                          .001
               ZIP Code Sort(2)
               Marketing Profile ($25.00 minimum)                per  customer                          .005
                   Hard Copy
               Interface File                                    per  customer                          .005
                   Magnetic Tape Creation                        per  tape                            75.00
               CIS Selected N/A List ($25.00 minimum)
                   Hard Copy                                     per  customer selected                 .001
         ZIP+4 Coding Service                                    per  request                        250.00
               Base Fee                                          per  record                            .006
               Extract Fee

         Reports (See Output Section)

         Combined Statements                                     per  institution                     80.00
               Base Fee
               Statement Fee                                     per  statement                         .05
         Customer Profile I (R8400)                              per  report                          55.00

         Customer Profile II (R8401)                             per  request                        200.00
               Base Fee                                          per  customer                          .002
               Customer Fee                                      per  customer                          .002
               Hard Copy                                         per  customer                          .001
               Microfiche

(1) Refer to the Output Section for gum label and 3x5 card fees.
(2) ZIP Code Sort is included in Householding and is not required if using Householding.

                                FINANCIAL CONTROL
                                -----------------

                                                        Units                            Rate
                                                        -----                            ----

Base Fee                                                per institution                $100.00
Detail Accounts                                         per account                        .5350
Transactions                                            per transaction                    .0385
Additional FC Services
----------------------
Cost Accounting
      Base Fee                                          per run                          50.00
    Allocations                                         per allocation                     .05
Generalized Interface
      Base Fee                                          per institution                 140.00
      Control Totals                                    per parameter                      .026
      Consolidated Transactions                         per transaction                    .033
Historical Data Storage(l)                              per additional year             100.00
On-line Inquiry and Maintenance
      On-line Account Inquiry                           per detail account                 .036
      On-line Report Inquiry(2)                         per institution                 100.00
      On-line Transaction History
      ($25.00 minimum)                                  per transaction                    .012
Standard Descriptions (MICR Capture)                    per institution                  30.00

Reports (Refer to Output Section)
---------------------------------
Budget Spread - GLR 512                                 per report                       25.00
Charts of Accounts
      Account Header and Detail List -
       GLR 960(3)                                       per report                       25.00
      Indented Chart of Accounts - GLR 962              per report                       25.00
      Center Sequence (All Accounts) -
      GLR 964                                           per report                       25.00
      Chart Comparison (FIN010)                         per report                       50.00
Consolidation Report - GLR 321-325                      per set of reports              100.00
Detail Account Analysis - GLR 370
      Weekly                                            per account                      15.00
      Month-to-Date                                     per additional report            50.00
      Year-to-Date                                      per report                      100.00
      Annual                                            per report                      150.00
       Additional Copies                                per copy                         75.00
Detail Quarterly Analysis - GLR 970                     per report                       50.00
Consolidated Quarterly Analysis - GLR 975               per report                      100.00
Financial Statements (Monthly)
      GLR 303, 310-312                                  per additional request           25.00
Full Print of Master Records - GLR 950                  per report                       25.00
Individual Cost Center
      Monthly - GLR 380                                 per month                        No Charge
      Daily                                             per cost center                  25.00
Matrix Reports/ReportWriter                             per report                       25.00
Subledger Reports - GLR 371-379                         per report                       15.00
Transaction Journal
      Daily (Snapshot) - GLR 298                        per account                        .07
          Minimum Fee                                   per report                       25.00

(1) Current and prior two years provided at no charge. Two additional years provided at $100.00 per month for each year retained.

(2) Cost includes all financial control reports with the exception of GLR 220, GLR 240, and GLR 250. These reports are available at a cost of $.01 per detail account.

(3)   One copy provided at no charge on a quarterly basis.

                                 EFT SERVICES(1)
                              --------------------


                                                        Units                         Rate
                                                        -----                         ----
Network Administration Fee                              per institution              $75.00

Terminal Support
    1 - 15                                              per terminal                 145.00
    16 - 40                                             per terminal                 110.00
    41 - 125                                            per terminal                  75.00
    over 125                                            per terminal                  50.00

Point of Sale (POS)
    Terminal Support                                    per terminal                  10.00
    Dial Terminal-WATS                                  per transaction                 .10
Transaction Switching/Routing
      1 - 50,000                                        per transaction                 .0475
      50,001 - 200,000                                  per transaction                 .04
      200,001 - 500,000                                 per transaction                 .035
      Over 500,000                                      per transaction                 .03
Settlement Fee                                          per institution               50.00

Cardbase Management
-----------------------
Base Fee                                                per institution              130.00
Cardholders
      1 - 25,000                                        per cardholder                  .0825
      25,001 - 50,000                                   per cardholder                  .08
      50,001 - 200,000                                  per cardholder                  .075
      Over 200,000                                      per cardholder                  .07
Transaction Authorization (On-us)
      Positive Balance Authorization                    per transaction                 .0775
      Negative File/Positive File
         Without Balance Authorization                  per transaction                 .035

Additional Features
----------------------

Multiple Account Access
      Base Fee                                          per institution                25.00
      Accounts                                          per account                      .01
New Account Setup (Off-line Inst.)                      per account                      .10
PIN Production and Mailing                              per account                      .45
Card Production (New/Reissue)                           per card                         .75
Card Insertion                                          per card                         .10
Off-line Institution                                    per institution                30.00

Reports (See Output Section)
----------------------------

Hard Copy                                               per additional copy            25.00
Microfiche                                              per institution                65.00


(1) Refer to your account manager for one-time setup fees and other special project pricing.

                                   INFO CENTER

RAMIS                                                       Units                           Rate
----                                                        -----                           ----
Base Fee(l)
Application   Extracts(2)                                   per contact person            $35.00
     Deposit System
       1 - 25,000 accounts                                  per account                      .0121
       25,001 - 50,000 accounts                             per account                      .0101
       50,001 - 100,000 accounts                            per account                      .0080
       100,001 - 150,000 accounts                           per account                      .0059
       Over 150,000 accounts                                per account                      .0049
     Financial Control - Daily
       Base Fee                                             per institution                50.00
       1 - 1,000 accounts                                   per account                      .057
       1,001 - 2,000 accounts                               per account                      .045
       2,001 - 5,000 accounts                               per account                      .035
       Over 5,000 accounts                                  per account                      .029
     Financial Control - Monthly
       1 - 1,000 accounts                                   per account                      .037
       1,001 - 2,000 accounts                               per account                      .025
       2,001 - 5,000 accounts                               per account                      .015
       Over 5,000 accounts                                  per account                      .009
     Loan System
       1 - 2,500 accounts                                   per account                      .0292
       2,501 - 5,000 accounts                               per account                      .0189
       5,001 - 10,000 accounts                              per account                      .0145
       10,001 - 20,000 accounts                             per account                      .0122
       Over 20,000 accounts                                 per account                      .0098
     CIS Customer Files
       1 - 25,000 customers                                 per customer                     .0064
       25,001 - 50,000 customers                            per customer                     .0060
       50,001 - 100,000 customers                           per customer                     .0056
       100,001 - 200,000 customers                          per customer                     .0052
       Over 200,000 customers                               per customer                     .0048
     RAMIS/CIS Marketing Analysis System(3)
       Setup and Customization Fee                          one time                      375.00
       Base Fee                                             per run                       125.00
       MAS Report Package                                   per customer/per run             .0047
       RAMIS/CIS MAS File                                   per customer/per month           .0009
      RAMIS/CIS Canned Reports
       Marketing Package                                    one time                      375.00



(1) Includes the INFO Center newsletter, one hour of hotline support, product updates, and user conferences. Required for RAMIS users.
(2) Based on total accounts or customers on file for the application. A reconversion fee of $350 will be assessed on institutions which have deconverted from RAMIS or a RAMIS Application Extract and request the service again.
(3) MAS Report Package can be produced monthly, quarterly, semiannually, or annually. The MAS file is updated with each run of the Report Package and is always available. The rates charged for the MAS Report Package are charged when run. The MAS file fee is charged monthly.

                                   INFO CENTER

 RAMIS (Continued)                                           Units                      Rate
 ----                                                        ----                       ----
      Use Fees
          Connect Time Fee                                 per hour                      $ 9.50
          CPU Fee(l)
              1 - 2,500 seconds                            per CPU second                   .25
              2,501 - 5,000 seconds                        per CPU second                   .22
              5,001 - 10,000 seconds                       per CPU second                   .20
              over 10,000 seconds                          per CPU second                   .18

 Training(2)(3)
       Beginning & Intermediate Lotus
          (1 day each)                                     per person/per course         165.00
       Beginning RAMIS (2 days)                            per person/per course         390.00
       All other RAMIS courses (1 day each)                per person/per course         195.00

   Data Transfer Facility (DTF)
       Setup Fee                                           one time only                 305.00
       Base Fee - Data File                                per institution                45.00
       Diskette Creation, shipping                         per diskette                   55.00
           and handling
       Software Applications
           CALLREPORTER I
              Less than $100MM assets                      per institution                30.00
              $100,000 - $300MM                            per institution                40.00
              Greater than $300MM                          per institution                45.00
              With Foreign Offices                         per institution                80.00
              Holding Company                              per holding company            45.00
                                                           Consolidation
              Postage                                      per quarter/per
                                                           institution                    10.00

   RAMIS Download Facility
       Setup and Configuration(4)                          one time only                 475.00
       Monthly Fee                                         per month                      65.00
       Download Fee                                        per download record
           1 - 1,000 records                                                                .0500
           1,001 - 10,000 records                                                           .0300
           10,001 - 25,000 records                                                          .0095
           25,001 - 100,000 records                                                         .0075
           100,001+ records                                                                 .0050

   Services(3)
         Consulting/Custom Programming                   per hour (1 hr. minimum)        100.00



        (1) Based on IBM Model 3090E. Price is adjusted according to relative CPU power of current CPU.
        (2) Services are provided at M&I datacenter in Brown Deer, Wisconsin. Training sessions can be scheduled on-site for institutions with six or more people attending. Please contact the INFO Center for more information.
        (3) Travel and lodging expenses, as well as equipment and equipment setup for services provided at alternate locations, are the responsibility of the customer.
        (4) Does not include communication software, link, and hardware. Contact the INFO Center for detailed requirements.

                                 ITEM PROCESSING

                Bulk Filing                                Units                             Rate
                -----------                                -----                             ----
                Cycle Sorting                              per item                      $ .0060
                Daily Exception Sorting                    per item                        .0013
                Microfilming(l)                            per item                        .0005
                Statement Dividers                         per item                        .0008

                Proof of Deposit (POD)

                Base Fee                                   per institution               50.00
                Transactions
                      1 - 250,000 items                    per item                        .0102
                      250,001 - 500,000 items              per item                        .0092
                      500,001 - 1,000,000 items            per item                        .0082
                      1,000,001 - 1,500,000 items          per item                        .0073
                      Over 1,500,000 items                 per item                        .0063
                Nonstandard Document Support(2)            per institution               50.00


                                       REMOTE SITE SUPPORT

                Remote Site Credits(3)                     Units                             Rate
                ----------------------                     -----                             ----
                Printline
                      Deposits(4)                            per account                     (.09)
                      Loans                                  per note                        (.10)
                      Financial Control                      per account                     (.25)
                  Transactions(5)                            per transaction                 (.0105)

                  Basic Features

                  Transmissions(6)
                      Transmission Fee                       per transmission                4.75
                      M&I Call Handling                      per transmission                6.75
                      TRACS Handling                         per transmission                6.75

        (1) If an institution is on POD, there is no microfilming charge incurred under Bulk Filing.
        (2)     Effective six months after conversion; excludes Loan coupons.
        (3) Credits are a reimbursement for services performed by your institution.
        (4) Includes Demand, Savings, NOW, Money Market, and Time Deposit (Level 1-4) accounts.
        (5) Credit received on items captured at your institution. Does not apply to Teller or On-line Dollar transactions.
        (6) The minimum charge for a multi-institution transmission is $25.00 per institution.

                                 OTHER SERVICES
                                 --------------
Audit Services                                    Units                    Rate
--------------                                    -----                    ----
Account Verification
     Base Fee                                     per account category     $ 90.00
     Positive or Negative Verification            per account                  .28
     Trial Balance                                per report                 25.00
     File Footings and Histograms                 per application            25.00
Computer Assisted Audit Techniques
     System Stratification Reports
          Deposit System                          per request               100.00
          Loan System                             per request               100.00
          Financial Control                       per request                50.00
     System Selection Reports
          Deposit System                          per request               150.00
          Loan System                             per request               150.00
          Financial Control                       per request               150.00
          IMS Security                            per request                25.00
          Tapes                                   per request               150.00
Blank Verification Forms
     Negative 4074                                per form                     .05
     Positive 4075                                per form                     .05
     Letter 4090                                  per form                     .05
Consulting/Custom Programming                     per hour (1 hr. minimum)  100.00

Automated Clearing House (ACH) Receiving
----------------------------------------
Base Fee                                          per institution            40.00
Records Stored                                    per record                   .08
Transactions
     1 - 3,000                                    per item                     .035
     3,001 - 7,000                                per item                     .032
     7,001 - 12,000                               per item                     .030
     Over 12,000                                  per item                     .028
Automated Check Charge Processing
     Base Fee                                     per institution            10.00
     Transaction Premium                          per transaction              .025
Corporate Trade Payment
     Dollar Item Record                           per item                     .04
     Addenda Record                               per record                   .02
File Adjustments                                  per correction              3.25
Incoming File Report                              per report                 10.00

Automated Funds Transfer (AFT)
------------------------------
Base Fee                                          per institution            45.00
Accounts                                          per account                  .077

Discount Brokerage
------------------
Base Fee                                          per institution            40.00
Transaction Fee                                   per transaction              .22

Custom Statement Formatter
--------------------------
Start-up Fee (minimum)                            per institution        Time & Materials
Statement Fee                                     per statement                .01

Disaster Recovery
-----------------
Base Fee                                          per institution            70.00

                                 OTHER SERVICES

                                                                       Units                   Rate
                                                                       -----                   ----
                IRS Reporting
                Base Fee(l)                                             per institution/per yr $150.00
                On-line Transactions                                    per transaction            .40
                Off-line Transactions                                   per transaction            .52
                B-Notice Reporting(2)
                      1-2,000 records                                   per record                 .75
                      Over 2,001 records                                per record                 .50
                Tax ID Name/Address List                                per report               35.00
                Tax ID Number Report (R-2500)                           per report               35.00
                W-9s                                                    per form                   .095
                      Instruction Sheets                                per sheet                  .04
                      Additional Reports                                per report               35.00

                Maintenance/Support
                Mass Keyword Changes (Deposits, Loans)                  per request              25.00
                      Automated Transaction                             per transaction            .06
                      M&I Entered Transaction                           per transaction            .07
                Interest Plan Test (R-0346)                             per interest plan       110.00
                Service Charge Test (R-0340)                            per interest plan       110.00
                Reaccrual Processing (R-0345)                           per interest plan       110.00
                CIS File Purge (Account or customer)                    per additional run      150.00
                CIS Miscellaneous Account Transfer                      per additional run      150.00
                Transaction Backdating Reversal(3)                      per file                   T&M
                User Manuals                                            per additional volume    40.00

                Management Information Service
                Base Fee                                                per institution          40.00
                Account Inquiry                                         per account              16.00

                Profitability and Management Support
                Account Analysis
                      Base Fee                                          per institution          55.00
                      Statement Fee                                     per statement              .26
                Customer Profitability System(4)
                      Base Fee                                          per institution          75.00
                      Account                                           per account                .15
                      Customer                                          per customer               .31
                      Reanalysis                                        per customer               .31

                Safe Deposit
                Base Fee                                                per institution          25.00
                Boxes                                                   per box                    .07

                Six-Day Processing (Deposit, Loan, FC)
                Deposit(5)                                              per account                .047
                Loan                                                    per note                   .068
                Financial Control                                       per detail account         .105

        (1) The Annual Base Fee applies to IRS Magnetic Tape Reporting and 1099 and 1098 Reporting.
        (2)  $300 minimum.
        (3)  $250 minimum.
        (4)  Requires bank to be using the Customer Information System (CIS).
        (5)  Includes Demand, Savings, NOW, Money Market, Time Deposit
             (Level 1-4), and Line of Credit accounts.

                                 OTHER SERVICES

                                                                       Units                              Rate
                                                                       -----                              ----
                Tickler System
                Base Fee                                               per institution                    30.00
                Items                                                  per item                             .045

                User-Defined Security
                Base Fee                                               per institution                   25.00
                Application                                            per screen                         1.00

                                     OUTPUT

                                                                          Units                             Rate
                                                                          -----                             ----
                  Bank Control (Deposit, Loan)                            per application                $ 60.00
                  Daily Microfiche (Deposit, Loan, CIS, FC)(1)            per report page                    .0045
                                                                          minimum fee/application          20.00
                  Statements (Deposit System)
                      Account Statement Fee
                          Hard Copy                                       per account                        .105
                          Fiche                                           per additional page                .65
                      Folding                                             per account                        .03
                      Photocopies from Fiche                              per copy                          2.00
                  Check Copies (Deposit)                                  per check                         4.00
                  Checks Issued (Deposit, Loan)
                      M&I Disbursement                                    per check                          .08
                        Correspondent Account                             per check                          .12
                  Name and Address List, Labels, 3x5 Cards
                   (Deposit, Loan, CIS, EFT)
                        Base Fee                                          per run                          30.00
                        List                                              per account                        .03
                        Label, 3x5 Cards                                  per account                        .05
                  Messages (Deposit, Loan, CIS)                           per message on system             2.00
                  Message Setup                                           per request                      30.00
                  Full Branch Processing(2)                               per application/branch           60.00
                  RIM Microfiche                                          per institution                  35.00
                  Reports(3)                                              per request                      25.00
                  WBA Forms Package (Salespartner)
                        Updates                                           per quarter                     100.00




        (1) Includes one fiche original and one fiche copy. Additional fiche copies available at $.65 per fiche card.
        (2)     Report sequencing by branch provided at no charge.
        (3)     Applies to reports not otherwise specified in the Price List.

                         MICARD SERVICES -- CARDHOLDER

                                                                        Units                             Rate
                                                                        -----                             ----
Cardholder Services
-------------------
Base Fee                                                                per institution                 $90.00
Account Support Fee                                                     per account                       1.57
Statements(1)                                                           per statement                      .65
Lockbox Service                                                         per payment                       .054
Payment Entry                                                           per payment                       .135
Transaction Processing                                                  per transaction                   .044
Authorizations                                                          per request                        .17
Card Issuance -- First(1)                                               per card                          .775
Card Issuance -- Additional Cards                                       per card                           .25
Temporary Rush Card -- Production Fee                                   per card                         20.00
Lost/Stolen Cards Reported                                              per card                          7.50
Combined Warning Bulletins(2)                                           per listing                        .65
    (single region U.S.)
Letters Printed(1)                                                      per letter                        .515
Compliance Fees                                                         percentage of gross sales      .000799
  (includes franchise) -- VISA
Compliance Fees                                                         percentage of gross sales      .000999
  (includes franchise) -- MasterCard
CIS Interface                                                           per institution                  45.00
Business Card Reporting                                                 per institution                 175.00

Cardholder Supplies
-------------------
Plastics -- Regular                                                     per card                           .50
Plastics -- Gold                                                        per card                          1.15
Plastics -- Custom                                                      per card                     Per Quote
Hot Stamp Die                                                           per die                      Per Quote
Graphics                                                                per design                   Per Quote
Card Application Holder                                                 per holder                        1.75
Applications -- Regular                                                 per application                    .25
                                                                          (300 minimum)
Applications -- Gold                                                    per application                    .60
                                                                          (300 minimum)
Gold Brochures                                                          per brochure                       .80
Business Card Features and Benefits                                     per brochure                       .75

(1) Includes postage and envelopes.
(2) Multiple listings/foreign listings available at an additional charge.
(3) Shipping charges for temporary or rush cards will be passed through.

                           MICARD SERVICES -- MERCHANT

                  Merchant Services                                 Units                         Rate
                  -----------------                                 -----                         ----
                  Base Fee - Gross Deposit                         per institution                $ 90.00
                  Base Fee - Net Deposit                           per institution                 200.00
                  Account Support Fee                              per account                       2.55
                  Statements                                       per statement                      .29
                  Sales Draft Entry                                per sales draft                    .155
                  Deposit Entry                                    per deposit                        .038
                  Transaction Processing                           per transaction                    .034
                  Authorizations - Voice WATS                      per request                          .615
                  Authorizations - Dial Terminal WATS              per request                          .25
                  Authorizations - Dial Terminal Local             per request                          .11
                  Authorizations - ARU WATS                        per request                          .50
                  Authorizations - ARU Local                       per request                          .37
                  Authorizations - ECR, Magnetic Tape, or          per request                     Per Quote
                                 Transmission
                  Magnetic Tape Handling                           per month                       300.00
                  Data Transmissions                               per month                       125.00
                  Chargebacks                                      per request                       5.50
                  Electronic Draft Capture - Sales Drafts          per draft                          .058
                  Electronic Draft Capture - Deposits              per deposit                        .29
                  Combined Warning Bulletins                       per month                         1.10
                  Compliance Fees                                  percentage of gross sales          .000799
                        (includes franchise) - VISA
                  Compliance Fees                                  percentage of gross sales          .000999
                        (includes franchise) - MasterCard
                  Interchange Fees - MasterCard/VISA               net sales plus per item             actual

                  Merchant Supplies(2, 4)
                  -----------------------
                  Imprinters                                       each                             21.00
                  Imprinters - Plastics                            each                               .55
                  Imprinters - Plates                              each                               .55
                  VeriFone ZON Jr. XL                              each                            230.00
                  VeriFone TRANZ330 (1200 Baud)                    each                            310.00
                  VeriFone Slip Printer                            each                            499.00
                  VeriFone Roll Printer - 250                      each                            285.00
                  Citizen Roll Printers                            each                            245.00
                  VeriFone PIN Pad 101                             each                            150.00
                  VeriFone PIN Pad 201                             each                            234.00
                  Deposit Envelopes                                each                               .03
                  Summary Slip                                     each                               .022
                  Merchant Kits                                    each                             15.00
                  Sales/Credit Slip                                per 1,000                        19.00
                     General Merchant (four-ply)
                  Sales/Credit Slip                                per 1,000                        17.00
                     General Oil Company (T&E) (three-ply)
                  Mail Order Continuous Form (two-ply)             each                               .03
                  Merchant Application and Agreement Form          each                               .34
                  Decals VISA/MasterCard                           each                               .75
                  Tent Signs VISA/MasterCard                       each                               .85
                  EDC/Terminal Agreements                          each                               .08
                  Terminal Programming(3)                          per terminal                     25.00

        (1)  Access is being eliminated in most areas.
        (2)  Shipping additional at cost.
        (3) Assessed only if terminal is not purchased through MICARD Services.
        (4) For additional supply prices, contact Merchant Services.

                          MICARD SERVICES -- DEBIT CARD
                          -----------------------------

                                                                          Units                      Rate
                                                                          -----                      ----
                Cardholder Services
                -------------------
                Base Fee                                               per institution             $ 90.00
                Account Support Fee                                    per account                     .49
                Balance File Updates                                   per account                     .12
                Transaction Processing                                 per transaction                .057
                Authorizations                                         per request                     .17
                Card Issuance - First(l)                               per card                       .775
                Card issuance - Additional Cards                       per card                       .25
                Temporary Rush Card - Production Fee                   per card                     20.00
                Lost/Stolen Cards Reported                             per card                      7.50
                Combined Warning Bulletins                             per listing                    .65
                   (single region U.S.)

                Compliance Fees                                        percentage of gross sales      .000799
                   (includes franchise) - VISA
                Compliance Fees                                        percentage of gross sales      .000999
                   (includes franchise) - MasterCard
                Transaction/Balance Transmission                       per day, per transmission     4.75

                Cardholder Supplies
                -------------------
                Plastics - Regular                                     per card                        .50
                Plastics - Gold                                        per card                       1.15
                Plastics - Custom                                      per card                     Per Quote
                Hot Stamp Die                                          per die                      Per Quote
                Graphics                                               per design                   Per Quote

                Agent/Cardholder Setup for Standard Plan                                            600.00
                Minimum Monthly Fee                                                                 300.00


               (Minimum monthly fee does not include the following: Base, Compliance, Authorizations, Interchange, Transmission,
               Additional programming, Equipment, Training, or Special fees)


        (1) Includes postage and envelopes.

                                  CORPORATE CASH MANAGEMENT SERVICES

Account Reconciliation                                                     Units (per cycle)               Rate
-----------------------                                                    -----                           ----

                  Plan 1
                      Base Fee                                             per account                    $ 32.00
                      First 1,000 Items                                    per item                           N/C
                      Over 1,000 Items                                     per item                           .027
                  Plan 2
                        Base Fee                                           per account                      34.00
                        First 1,000 Items                                  per item                           N/C
                        Over 1,000 Items                                   per item                           .028
                  Plan 3
                        Base Fee                                           per account                      38.00
                        First 1,000 Items                                  per item                           N/C
                        Over 1,000 Items                                   per item                           .031
                  Deposit Reconciliation
                        Base Fee                                           per account                      32.00
                        First 1,000 Items                                  per item                           N/C
                        Over 1,000 Items                                   per item                           .027
                  Data Entry Input - Issued or Paid Items                  per item                           .20
                  Fine Sorting
                        Base Fee                                           per account                      15.50
                        First 1,000 Items                                  per item                           N/C
                        Over 1,000 Items                                   per item                           .014
                  Balancing                                                per item                           .006
                  Microfiche(l)                                            per fiche card                     .65
                  New Account Setup                                        per account                      15.00
                  Tape Output                                              per account                      20.00
                  Transmission Output(2)                                   per account                       4.75

                  Automated Clearing House (ACH) Originating

                  Tape or Transmission - NACHA Format                      per run                          18.00
                        Transaction Fee
                            1 - 1,000                                      per item                           .036
                            1,001 - 3,000                                  per item                           .033
                            Over 3,000                                     per item                           .031
                   PC Entry thru PC ACH MICASH Control System(3)
                        Setup Fee                                          per company                  Per Quote
                   Data Entry From Listing                                 per run                          40.00
                        Transaction Fee                                    per item                           .20
                   Manual Settlement Fee                                   per entry                        15.00
                   File Corrections                                        per correction                    5.00




        (1) One fiche original and one fiche copy provided at no charge. Additional fiche copies provided at $.65 per fiche card.
        (2) A paid file can be transmitted to either a mainframe or a PC. Please refer to MICASH Control system for complete detail of fees for a file transmission to a PC.
        (3) Fees for PC-based ACH origination services are outlined under MICASH Control System.

                       CORPORATE CASH MANAGEMENT SERVICES

(ACH) Originating (Continued)                                            Units                           Rate
-----------------------------                                            -----                           ----
                 Corporate Trade Payments (CTPs)
                     One-time Setup Fee                                   per company                      Per Quote
                     Tape or Transmission - NACHA Format                  per run                          Per Quote
                         Dollar Item Record                               per item                         Per Quote
                         Addenda Record                                   per record                       Per Quote
                TREM (Combined ACH/PAC) Processing
                     Tape or Transmission                                 per run                            34.00
                         ACE Items                                        per item                             .036
                         PAC Items                                        per item                             .07
                Fed Charges                                               per item                             (1)

                Automated Clearing House (ACH) Receiving - (Refer to
                  Other Services Section)

                Automated Balance Reporting

                Direct Transmission from DSI
                      Base Charge                                         per account per day                 1.95
                      Data Reported                                       per field                            .09
                      Setup Fee                                           per company                    Per Quote
                To a Third Party
                      Base Charge                                         per account per day                 2.35
                      Data Reported                                       par field                            .15
                      Setup Fee                                           per company                    Per Quote
                Through a Third Party Network(2)
                      Base Charge                                         per account per day                3.15
                      Data Reported                                       per field                           .15
                      Setup Fee                                           per company                   Per Quote

                  Controlled Disbursement

                  Base Fee                                                per institution                   85.00
                  Summary Report Inquiry                                  per account                       16.00
                  Setup Fee                                               per institution                  325.00
                  Setup Fee                                               per account                       15.00

                  Depository Transfer Service

                  Base Fee                                                per customer                       8.00
                  DTCs Created(3)                                         per item                           2.70
                  ACH Debit Created(3)                                    per item                           1.13
                  Setup Fees                                              per customer location             11.25

                  Management Information Link

                  Base Fee                                                per company                       40.00
                  Access Fee     TYMNET Users                             per company                   No Charge
                  Access Fee     Non-TYMNET Users                         per company                       10.00
                  Account Inquiry                                         per account                       17.00
                  Money Center Inquiry                                    per company                       16.00
                  Money Center Screen Creation
                        One-time Setup Fee                                per institution                  400.00
                        Screen Update Capability                          per institution                   40.00


        (1) Fees established by the Federal Reserve for ACE processing are subject to change without notice.
        (2) This reporting is done through a third party to another third-party network.
        (3)     Includes telephone input.

                       CORPORATE CASH MANAGEMENT SERVICES

                Management Information Link (continued)                Units                                 Rate
                ---------------------------------------                -----                                 ----

                Stop Payment Entry Capability                          per company                        $ 17.00
                Intrabank Funds Transfer Capability                    per company                          17.00
                Multibank Account Inquiry                              per company                      Per Quote
                Setup Fee                                              per company                      Per Quote

                MICASH Control System(l)                               Units (per cycle)
                Base Fee - per copy                                    per inst/company per mo.             10.00
                File Transfer Services
                      ACH Origination
                         PC ACH                                        per inst/company per mo.             10.00
                         NACHA File Transfer                           per inst/company per mo.               N/C
                         Transmission                                  per transmission                      5.00
                         Transaction Fee                               per item                               .10
                         Fed Charges                                   per item                                (2)
                      PC Recon
                          Standard Recon Fees Apply by Recon Plan Type
                          Transmission                                  per transmission                     5.00
                      PC Balance Reporting
                          Base Charge                                   per account per day                  1.95
                          Data Reported                                 per field                             .09

                  Communication Through TYMNET                          per minutes connected
                                                                        high density                      $12/hr.
                                                                        low, medium density               $15/hr.
                  Setup Fees
                      MICASH Control System                             per inst/company                    75.00
                      PC ACH Service                                    per inst/company                    50.00
                      NACHA File Transfer Service                       per inst/company                   100.00
                      PC Recon Service                                  per inst/company                   140.00
                      PC Balance Reporting Service                      per inst/company                Per Quote



         (1) The MICASH Control System Gateway Software will provide customer access to Management Information Link and the file transfer services listed.
         (2) Fees established by the Federal Reserve for ACH processing are subject to change without notice.

                       CORPORATE CASH MANAGEMENT SERVICES

               Payroll                                                Units                                Rate
               -------                                                -----                                ----
               Base Fee                                               per company/per payroll            30.00
               Processing Fee
                     Datacenter Input
                        1 - 25 Employees                              per employee/per payroll             N/C
                        26 - 50 Employees                             per employee/per payroll             .60
                        51 - 250 Employees                            per employee/per payroll             .54
                        Over 250 Employees                            per employee/per payroll             .51
                     Addition to Payroll                              per employee/per payroll             .55

               Data Change Entries                                    per field/per payroll                .08
               Data Retention on File                                 per employee/per payroll             .04
               Conversion Fee - One-time                              per company/per payroll        Per Quote
               Envelopes, Stuffed, and Sealed                          each                                .11
               Enclosures                                              per enclosure                       .06
               Additional Reports (401-K, Extra
                     Copies, etc.)                                    per report/per payroll              8.00
               Masterfile Data Reports (Special Run)                  per report                         15.00
               Microfiche                                             per employee on file/               .005
                                                                       per payroll              (minimum 3.00)
                                                                      per maintenance run                 1.00
                Magnetic Tape Output

                     One-time Setup                                   per company/per payroll        Per Quote
                     Per Payroll                                      per tape/per payroll               15.00
                Special Payroll Handling                              per payroll                        10.00
                Check/Direct Deposit Rerun                            per check/deposit                  10.00
                Report Rerun                                          per run/per payroll                20.00
                Labor Distribution Reporting
                     Base Fee                                         per payroll                        17.50
                     Per Employee Charge                              per employee/per payroll             .15
                Check/Deposit Advice Mailing                          per envelope           U.S. Postal Rates
                Binders                                               per binder                          4.00
                Labels                                                per label                            .05
                Delivery of Payroll                                   per employee/per payroll       Per Quote
                Checks Issued - Correspondent Disbursement            per check                            .04
                     Account

                Preauthorized Check Processing

                     One-time Setup Fee                               per company                    Per Quote
                      Base Fee (Tape Charge)                          per cycle                          25.00
                     Document Printing                                per item                             .07

                TYMNET

                Usage Fee
                     High Density                                     per connect hour                   12.00
                     Low, Medium Density                              per connect hour                   15.00



                               ADDITIONAL SERVICES



        The following services are available. Please ask your account manager for pricing information.

         1. Accounts Payable
         2. Automated Transfer Service
         3. Bookkeeping
         4. Cash Letter Preparation Charge
         5. Communications
         6. Consolidated Proof
         7. Consulting
         8. Conversions
         9. Deconversion Tapes
        10. Delivery/Postage
        11. Disaster Recovery
        12. EFT
            - Custom ATM Screens
            - Conversion--Existing Networks, New Networks, Institution,
              Cardbase, Terminal
            - Computer Test Time
            - Network Processor Membership Fees
        13. Fixed Assets
        14. IRS 1098, 1099 Processing
        15. MICARD Special Services
        16. Off-line Maintenance and Support
        17. On-line Collections
        18. Product Support
        19. Programming (Customized)
        20. Proprietary Credit Card
        21. Reruns
        22. Sharedrafts
        23. Special Item Encoding
        24. Specialized Data Entry
        25. Tape Creation
        26. Teller Cassettes/Diskettes Maintenance
        27. Travel
        28. Workshops

                                    LATE FEES

        Late fees are calculated at a 1.5 percent monthly periodic rate (18.00 percent annual interest) on all invoices not paid in full. Refer to your Data Processing Services Agreement for payment terms.

                          INTERIM PROCESSING SERVICE(l)

                   110 Percent of Standard Published Prices(2)

       (1) Interim Processing is defined as processing without a long-term commitment. Examples of interim processing status are 1) customers with no contract, 2) customers with 30-day contracts,
            3) customers with expired long-term contracts, and 4) customers in receivership who have disaffirmed the DSI contract.
        (2) The charge is a monthly charge. The additional 10 percent includes all applications, communications, miscellaneous fees, and any line item appearing on the monthly invoice. All credits will be discontinued with the exception of the print-back credit and the transaction credit for remote site processing.

VISA/MASTERMONEY CARD

                 AMENDMENT TO DATA PROCESSING SERVICES AGREEMENT

      THIS AMENDMENT to the Data Processing Services Agreement dated September 25, 1991, (the "Agreement") is made as of this same day by and between Valle de Oro Bank ("Customer") and M&I Data Services, a division of the Marshall & Ilsley Corporation ("M&I") and does hereby alter, amend, and modify the Agreement and supersedes and takes precedence over any conflicting provisions contained in the Agreement.

      WHEREAS, Customer desires to amend the Agreement to obtain certain EFT, VISA Check Card and/or MasterCard MasterMoney Card Services for itself and its subsidiary users, and M&I desires to provide said services;

      NOW, THEREFORE, in consideration of their mutual promises, the parties agree as follows:

        1. In addition to the services described in the Agreement, M&I shall provide the EFT, VISA Check Card and/or MasterCard MasterMoney Card Services described in the attached Exhibit A (which by this reference is specifically incorporated into and made a part of the original Exhibit A attached to the Agreement). Customer agrees to use M&I primarily for Customer's EFT and check card services data processing. Notwithstanding anything contained in the Agreement to the contrary, the charges for such services shall not be subject to any discount or price adjustment provision contained therein.

        2. Customer shall execute applications for membership in VISA U.S.A. Inc. and/or MasterCard International. M&I shall use its best efforts to assist Customer in obtaining sponsorship by an appropriate bank.

        3. Customer shall provide M&I with copies of its signed VISA U.S.A. Inc. and/or MasterCard International membership agreements as soon as they are available.

        4. Customer shall comply with the articles, bylaws, operating regulations, rules, procedures, and policies of VISA U.S.A. Inc. and/or MasterCard International and shall indemnify and hold M&I harmless from and against any and all claims, liabilities, losses, and expenses incurred by M&I arising out of any failure by Customer to so comply.

        5. In addition to the charges specified on the Price Schedule identified as Exhibit B, Customer shall be responsible for all interchange fees and all dues, fees, and assessments as established by and owed to VISA U.S.A. Inc. and/or MasterCard International for processing Customer's transactions,

        6. Customer shall maintain an account with a bank approved by M&I and authorize M&I to charge any amounts due to M&I against any credits due Customer to its account whether or not such charges create overdrafts.

        7. All terms and conditions set forth in the underlying Agreement shall remain in full force and effect and shall apply to the additional services rendered under this Amendment.

IN WITNESS WHEREOF, the undersigned parties have duly executed this Amendment in a manner appropriate to each.


                             M&I DATA SERVICES, A DIVISION OF THE
                             MARSHALL & ILSLEY CORPORATION
                             ("M&I")


                             By:    /s/ ALFRED S. DOMINICK, JR.
                                    ---------------------------
                             Name:  Alfred S. Dominick, Jr.
                             Title: President, Retail Product Delivery Group


                             VALLE DE ORO BANK ("CUSTOMER")

                             By:   /s/ CONNIE GOULES
                                    ---------------------------
                             Name:  Connie Goules
                             Title: FVP/Administrative Officer

                                    EXHIBIT A

                                M&I EFT SERVICES
                                    PROPOSAL


                                       FOR

                   WILLIAM EHLEN - CONNIE GOULES - SUSIE RYAN
                                VALLE DE ORO BANK

                                  PRESENTED BY:

                                THOMAS E. MAGNUS
                                 EFT SPECIALIST
                          NATIONAL SALES AND MARKETING

                                M&I DATA SERVICES
                              BROWN DEER, WISCONSIN

                                     12/2/96

This proposal was prepared for the exclusive use of the above financial institution. Due to the confidential nature of this document, it may not be reproduced or distributed, in whole or in part, without the prior written approval of M&I Data Services. This is an estimate of costs based on volumes submitted by you and/or volumes based on institutions of similar size. This proposal reflects the current M&I Data Services, price policy. The prices quoted are valid through February 28, 1997. Actual costs will be based on actual volumes at the time of processing.

                                VALLE DE ORO BANK

                                    EXHIBIT A
                                VISA "CHECK CARD"
                               5,832 ATM ACCOUNTS

INCOME SOURCES;  Interchange transaction revenue (1.38 percent average).
                 Transaction, monthly or yearly service charging.

DESCRIPTION OF SERVICE                           UNITS        DESCRIPTION             RATE            TOTAL
----------------------                           -----        -----------             ----            -----

Cardbase Fee                                          0       Institution         $      150.00     $      0
Network Administration                                1       Institution                 75.00          (75)
Activity/Balance Transmissions                        0       Transmissions                6.00            0
Accounts on File                                  4,659       Open Accounts               0.125         (582)
  82% OF ATM ACCOUNTS
Settlement Transactions                          13,197       Transactions              0.09125       (1,204)
  51.5% OF OPEN ACCOUNTS
  5.5 TRANSACTIONS/MONTH
  (Includes.00275+.0075=.01025 VISA Fee)
Authorized Transactions                          12,801       Transactions                0.097       (1,242)
  97% of Transactions
  (Includes .0085+.0075=.O 16 VISA Fee)

Card Issuing/Reissuing Fees                         129       Cards                        1.10         (142)

PIN Issuance                                         32       PINs                         0.45          (15)

Warning Bulletin Listing (Hot Card)                           28 Listings                  0.05           (1)
  Electronic Bulletin April 1994
Lost/Stolen Card Reporting                           14       Cards Reported               8.25         (115)
  .3% of Open Accounts

Fraud Loss                                    $ 567,484       Purchases                  0.0009         (511)
Compliance Fee (VISA, $100Min.)               $ 567,484       Purchases                 0.00091         (516)
Total Expense                                                                                        ($4,404)
Contingencies                                                                                              0
Revenue                                       $ 567,484       PURCHASES                  0.0138        7,831

               TOTAL MONTHLY PROFIT                                                                 $  3,427
                                                                                                    ========

Note 1: The national average for VISA "CHECK CARD" usage is 7.7 purchases per month per active user. Active users represent 51.5 percent of the total database. OUR SCENARIO PROJECTS 5.5 purchases per active user.

Note 2: Total purchases are based on your institution's settled transactions per month, times the average purchase price. VISA's NATIONAL AVERAGE IS $43.00 PER PURCHASE. 13,197 x $43.00 = $567,484

Note 3: Low volume Visa expenses: Capture Card is $65.00, Cash Advance is $1.50 plus. 18%, Visa ATM is $.50.

Note 4: The national average for VISA "check card" fraud is .09 percent. VISA credit card fraud is .14%.

                                VALLE DE ORO BANK
                                    EXHIBIT A
                                VISA "CHECK CARD"
                                    PAGE TWO

DESCRIPTION OF SERVICE                        UNITS          RATE             TOTAL
----------------------                        -----      ------------        ---------
START-UP EXPENSES:
VISA "check card" interface Fee (5)              1      $    1,500.00        $1,500

M&I Setup
  Institution                                    0             300.00             0
  Cardbase                                       1             400.00           400

Activity/Balance Transmissions                   0              42.00             0
Card Reissue (cards)                         6,989               1.10         7,688
PIN Reissue (if needed)                          0               0.45             0
Product Support (hours)                         30              44.00         1,320

Reissue Programming (hours)                     25              42.00         1,050

Conversion Programming                           0              42.00             0

Travel and Living                                                            T&L
                                                                         ----------
               TOTAL START-UP EXPENSES                                   $11,957.75
                                                                         ==========

Note 1: VISA Associate membership is required for VISA "check card". Upgrade fees are listed if needed.

           Upgrade Fee: $ 1,000.00 (one time documentation fee)
           New Member Fee: $1,500.00 (Min., $6.00/million assets plus $1,000) Monthly Compliance Fee: .00 1 82 (For Five Years)

Note 2: The Cost for 20,000 cards with three colors is approximately $5,220.00. This cost includes the VISA logo, hologram, and your own unique cards.

Note 3: Your institution must purchase their own BIN. The cost from VISA is $250 to purchase the BIN and $100 per year for an active BIN (an inactive BIN costs $1,000 per year). If your institution should ever leave M&I and you own your own BIN, you would not need to reissue cards or PINs.

Note    4. Listed below is the average of the new revenue rates for 1994.

                                           Lowest          Highest       Average
                                        -------------   -------------    -------
New Revenue Range                       1.05%           2.17%            0.0143
                                        $.03 per item   $.11 per item

Note 5: Your institution and an M&I conversion representative will agree on and sign off on a conversion date that is achievable by both parties. If your institution fails to meet that conversion date, and you fail to notify M&I in writing 5 months prior to the scheduled date, then M&I has the right to charge an additional $1,500 fee. This fee will be charged for lost conversion space.

                                    EXHIBIT B

                                M&I EFT SERVICES
                                 1996 PRICE LIST

EFT Network Support(1)                                                          Units                             Rate
----------------------                                                      ---------------                   ------------
Network Administration Fee                                                  Per Institution                   $      75.00
ATM Terminal Support
    1- 15                                                                   Per Terminal                            150.00
    16 - 40                                                                 Per Terminal                            115.00
    41-125                                                                  Per Terminal                             75.00
    126-225                                                                 Per Terminal                             55.00
    Over 225                                                                Per Terminal                             20.00
Point-of-sale (POS)
    Terminal Support                                                        Per Terminal                             10.00
    Dial Terminal-WATS                                                      Per Transaction                            .09
Transaction Switching/Routing
    1 - 50,000                                                              Per Transaction                           .0489
    50,001 - 200,000                                                        Per Transaction                           .0455
    200,001 - 500,000                                                       Per Transaction                           .0420
    500,001-2,500,000                                                       Per Transaction                           .039
    Over 2,500,000                                                          Per Transaction                           .027

CARDBASE MANAGEMENT

Base Fee                                                                    Per Institution                         150.00
Cardholders
    1 - 25,000                                                              Per Cardholder                             .088
    25,001 - 50,000                                                         Per Cardholder                             .082
    50,001 - 200,000                                                        Per Cardholder                             .08
    200,001-750,000                                                         Per Cardholder                             .073
    Over 750,000                                                            Per Cardholder                             .067
Transaction Authorization (On-us)
Positive Balance Authorization
  1-750,000                                                                 Per Transaction                            .081
  750,001-2,500,000                                                         Per Transaction                            .07
  2,500,001-5,000,000                                                       Per Transaction                            .061
  Over 5,000,000                                                            Per Transaction                            .058
Negative File/Positive File Without Balance                                 Per Transaction                            .05
  Authorization
CAF File Support                                                                                                       .036


VISA CHECK /MASTERMONEY CARD (1)

Cardholders (2)                                                             Per Cardholder                             .125
Transaction Authorization/Settlement (3)
  1-750,000                                                                 Per Transaction                            .081
  750,001-2,500,000                                                         Per Transaction                            .07
  2,500,001-5,000,000                                                       Per Transaction                            .061
  Over 5,000,000                                                            Per Transaction                            .058
Compliance Fees (Franchise Counterfeit) (4)                                 Percentage of Gross Sales                  .00091
Lost/Stolen Cards Reported                                                  Per Card                                  8.25
Electronic Warning Bulletins (5)                                            Per Account Listed/Per Month              1.30

Note: Regional and national network processing fees will be passed through at cost. Special assessments, lines, and other fees from VISA will be passed through at cost.

Additional Features
-------------------
PIN Production and Mailing                           Per Account                                    .45
Card Production (New/Reissue) (Returned to           Per Card                                       .72
   Institution)
Card Production (Returned to Cardholder)             Per Card                                      1.10
Custom Card Carrier                                  Per Carrier Type/Institution                 90.00
Card Production-Mass Reissue                         Per card                                     Quote
Card Retrieval Request                               Per Account                                  30.00
Card Destroy Request                                 Per Account                                  15.00
Off-line Institution
   Base Fee                                          Per Institution                              65.00
Transmissions - Activity/Balances                    Per Day                                       6.00

REPORTS (See Output Section)
-------
Hard Copy                                            Per Additional Copy                          27.00
Microfiche                                           Per Institution                              65.00
Names and Address - Labels/List                      Per Run                                      35.00
   Labels                                            Per Account                                    .06
   List                                              Per List                                       .04
Reruns - First two each month are free per run       Per Run                                      27.00

ATM SCREEN CHANGES
------------------
One-time Screen Development                          Per Terminal Type                           250.00
Seasonal Screen Maintenance                          Per Terminal Type                           175.00
Reload Terminal                                      Per Terminal                                 20.00


ONE-TIME SETUP
--------------
TYME Network                                         Per Institution                           1,500.00
Existing Networks                                    Per Institution                           8,200.00
New Network Certification                            Per Institution                                T&M
Institution                                          Per Institution                             300.00
Cardbase                                             Per Cardbase                                400.00
ATM Terminal                                         Per Terminal                                200.00
Transmissions - Activity/Balances                    M&I Format                                1,325.00
Cardbase Conversion and Training                     Quote                                          T&M
Application and Systems Programming                  Per Hour                                    105.00

Note: One-time setup fees, conversion fees, telecommunication costs, and other special project pricing will be quoted in the proposal and listed in Exhibit A.

(1) Only one Network Administration fee will be assessed per institution per month for the support of ATMs, regional and national networks, and VISA Check/MasterMoney Card.

(2)     This fee is in addition to the Cardbase Management "Cardholders" fee.

(3) This fee does not include the pass-through transaction fees from VISA/MasterCard. Those fees are settled daily directly to your institution.

(4) Minimum charge of $100 per quarter for associate- and principal-type membership.

(5) Multiple listings/foreign listings available at an additional charge. VISA and MasterCard are restructuring prices in this area. Upon completion of their changes, M&I will reevaluate this price.

                 AMENDMENT TO DATA PROCESSING SERVICES AGREEMENT

        THIS AMENDMENT, to the Data Processing Services Agreement dated September 25, 1991 (the "Agreement") is made as of this 24th day of October 1995, by and between the undersigned parties, does hereby alter, amend, and modify the Agreement and supersedes and takes precedence over any conflicting provisions contained in the Agreement.

        FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, the undersigned parties agree as follows:

        1. Effective upon execution of this Amendment, the following Section 2
(e) is hereby added to the Agreement:

                "2.e. Discount. M&I shall provide Customer with a twenty percent (20%) discount on Services (except that Currency Transaction Reporting Services shall be discounted fifty percent (50%) excluding communication costs, telecommunication charges, printline charges and other output costs, start-up fees, pass-through charges, out-of-pocket expenses, conversion expenses and fees, workshop fees, training fees, late fees, or charges billed as Miscellaneous on the Customer's invoice. The discount shall be in effect for the term of the Agreement."

      2. Effective upon execution of this Amendment, the following Section 2 (f) is hereby added to the Agreement:

               "2.f. Price Adjustments. M&I standard published charges are set forth on the fee schedule attached as Exhibit B. M&I may modify its standard published charges from time to time (the "Price Change Date"). M&I agrees to provide Customer with thirty (30) days' written notice of any price increases prior to effectiveness of the price increase. During each twelve (12) month period ending on the Price Change Date (or such shorter period from the date this Agreement becomes effective to the first Price Change Date), Customer shall receive a credit if the increase in the standard published charges used to compute the Additional Use Fees causes a total increase of more than three percent (3%) (based on comparing the same mix of volume and services, as described below). The Services and associated volumes (excluding any credits or Miscellaneous Fees) on the three (3) most recent Customers' invoices preceding either the announcement of any price adjustment or the determination to adjust the Minimum Monthly Fee shall be used to calculate the percentage change (the "Adjustment Period"). If during the first year of this Agreement three (3) invoices are not available, the volumes processed during the prior month, or to be processed during the current month, if the conversion occurs during the month prior to the Price Change Date, shall be used to compute the percentage change. If the net increase exceeds the annual ceiling, the dollar difference will be credited to the Customer on each month's invoice (the "Price Adjustment Credit"). For example, if the price increase is announced in January, M&I will apply the increased prices to the volumes and Services invoiced to Customer during the months of October, November, and December. The total of the three (3) months, computed based on the actual invoices and recomputed using the increased prices, is then compared. The amount by which the difference exceeds the annual ceiling is divided by three; the result is the Price Adjustment Credit to be applied against the Additional Use Fees until the next price increase. If, for example, the total monthly charges for October, November, and December were fifty thousand dollars ($50,000), a ten percent (10%) cap would limit the recomputed fees to fifty-five thousand dollars ($55,000). If the recomputed fees are fifty-five thousand dollars ($55,000) or less, the Customer receives no Price Adjustment Credit. If the recomputed fees were fifty-eight thousand dollars ($58,000), the Customer would receive a Price Adjustment Credit of one thousand dollars ($1,000) per month on each subsequent monthly invoice until the next price increase."

        3. References to a "seventy-two (72) month" term in Sections 3(a) and 13(a) are hereby replaced with "one hundred eight (108) month " term.

        4. The following Section 22(k) is hereby added to the Agreement:

             "22.k. Finder's Fees. M&I will provide Customer with a credit which may be used to offset data processing fees for Services (excluding Miscellaneous Fees) for Customer's correspondent or nonaffiliated institutions whose data was not being processed by M&I, but will be processed by M&I utilizing remote input processing sites owned by customer; provided, however, that the credit shall not exceed fifty thousand ($50,000) for any individual bank, or more than fifty thousand ($50,000) for any group of banks or bank holding company.

             If Customer introduces a lead to M&I, which M&I was not previously working, and Customer assists M&I by introducing the prospect to M&I, followed by Customer assistance and involvement in the selling process (not limited to Customer site visits, referrals, presentations, etc.) for the purpose of selling M&I Services, and the financial institution signs a processing agreement with M&I, M&I will credit Customer an amount equal to one (1) month's processing fees, which may be used to offset data processing fees for Services (excluding Miscellaneous Fees) provided M&I agrees in advance to pay such compensation to Customer. The finder's fee, as described above, shall be based upon and payable after the first month's use of the ordinary Services following the completion of all conversions of the new financial institution as proposed. The credit shall not exceed fifty thousand ($50,000) for any individual bank, or more than fifty thousand ($50,000) for any group of banks or bank holding company."

        5.  The following Section 22(1) is hereby added to the Agreement:

             "22.1. Allowance. In each year of the Agreement commencing September, 1995, M&I agrees to provide Customer a credit of up to five thousand dollars ($5,000) to be applied against charges (exclusive of travel, out-of-pocket, or third-party fees) for Training Workshops or One-time Product Set-up Fees. Unused portions may not be carried forward into future years."

        6. The following Section 22(m) is hereby added to the Agreement:

             "22.m. System Review. M&I agrees to provide Customer a one-time credit of up to five thousand dollars ($5,000) to be applied against charges for a System Utilization Review to be performed by M&I"

        7. The following Section 22(n) is hereby added to the Agreement:

             "22.n. Fee Waivers. M&I agrees to waive its fees for Custom Statement Design (Laser-approximately $11,025), and Remote Project Support (approximately $11,400)."

        Except as expressly modified herein, all other terms and conditions remain in full force and effect.

      IN WITNESS WHEREOF, the undersigned parties have duly executed this Amendment in a manner appropriate to each.

M&I DATA SERVICES, A DIVISION             VALLE DE ORO BANK, N.A.
OF THE MARSHALL & ILSLEY
CORPORATION ("M&I")                       By:     /s/ WILLIAM V. EHLEN
                                                  ---------------------
                                          Name:   William V. Ehlen
                                          Title:  President & CEO

By:      /s/ PATRICK C. FOY
         --------------------------
Name:    Patrick C. Foy
         President
Title:   Outsourcing Business Group

By:      /s/ THOMAS J. KANTER
         --------------------------
Name:    Thomas J. Kanter
Title:   Vice President

                          AMENDMENT TO DATA PROCESSING

                               SERVICES AGREEMENT

        THIS AMENDMENT is made this 3 day of April 1998 by and between Valle de Oro Bank ("Customer") and M&I Data Services, a division of the Marshall & Ilsley Corporation ("M&I").

        M&I and Customer entered into a Data Processing Services Agreement dated April 3, 1998 (the "DPS Agreement") pursuant to which M&I provides Customer with certain data processing services.

        Customer desires to obtain from M&I certain home banking and bill payment services and M&I is willing to provide such services on the terms and conditions contained in this Amendment.

        NOW, THEREFORE, in consideration of the recitals and other good and valuable consideration, the receipt and sufficiency of which is acknowledged by both parties, it is agreed that:

        1. The description of "Services" contained in the Agreement shall be amended to include the home banking and bill payment services described on Exhibit A attached hereto and incorporated herein.

        2. Customer and M&I agree that the home banking and bill payment services may be delivered to Customer by M&I or its designated subcontractors, provided, however, that M&I shall be responsible for the performance of such services by its subcontractors.

        3. Customer agrees to pay for the services received pursuant to this Amendment in accordance with the price schedule on Exhibit A attached hereto and incorporated herein. The price schedule shall be subject to adjustment by M&I provided, however, that (i) price increases shall be limited to once during any 12 month period of the term of this Amendment; (ii) M&I shall provide written notice of such price increase to Customer at least 90 days prior to the effective date of such price increase; and (iii) Customer shall have the right to cancel any services subject to such price increase by delivering written notice to M&I at least 60 days prior to the effective date of such price increase. Customer's right of cancellation shall apply only to the home banking and bill payment services described in this Amendment. M&I's standard published prices as of the date of this Amendment are attached hereto as Exhibit B.

        4. Customer shall enter into a written agreement directly with its clients to whom home banking and bill payment services are to be provided.

        5. Customer shall ensure that all appropriate disclosures have been made in accordance with applicable law and/or regulations prior to its clients' participation.

This includes, without limitation, Regulation E disclosures as well as disclosure of User Terms and Conditions attached hereto as Exhibit C and incorporated herein.

        6. M&I or its authorized subcontractor agrees to make all reasonable efforts to meet the service levels specified in Exhibit D.

        7. The parties desire to more clearly outline the responsibilities of the parties with respect to credit risk and late fees that may be incurred as a result of any inaccuracy in the processing of home banking/bill payment transactions. These are attached hereto as Exhibit E.

        8. Customer shall ensure that bill payments are funded from one of its client's funding accounts with Customer and in accordance with applicable law.

        9. Customer shall be responsible for limiting client's access to those accounts for which the client has legal authority to access for the purpose of funding Bill Payments and other transactions, as may be supported by the home banking and bill payment services.

        10. Customer shall be responsible for all arrangements relating to closed customer accounts, to assure payment and other handling and clearance of outstanding items relating to such accounts.

        11. Except as modified herein, the DPS Agreement shall remain unchanged and continue in full force and effect. The provisions in the Amendment shall supersede any conflicting provisions contained in the DPS Agreement.

        IN WITNESS WHEREOF, the parties have executed this Amendment as of the day first written above.

                                          M&I DATA SERVICES, A DIVISION OF THE
                                          MARSHALL & ILSLEY CORPORATION
                                          M&I")

                                          By:    /s/ ALFRED S. DOMINICK, JR.
                                                 ------------------------------
                                          Name:  Alfred S. Dominick, Jr.
                                          Title: President, Retail Product
                                                 Delivery Group

                                          VALLE DE ORO BANK
                                          ("CUSTOMER")

                                          By:    /s/ CONNIE GOULES
                                                 ------------------------------
                                          Name:  Connie Goules
                                          Title: FVP/ADMINISTRATIVE OFFICER

                                    EXHIBIT A

                    M&I DATA SERVICES' HOME BANKING SOLUTION

                             DIRECTPC/DIRECTBUSINESS


   M&I DirectPC/DirectBusiness provides the Financial Institution with a brand-able home banking product that provides the Financial Institution's customers secure access to account information and bill paying through a file server located at M&I Data Services. The Financial Institution's customers enrolling in the DirectPC/DirectBusiness service and having the required PC hardware and software (listed below) are provided with the DirectPC or DirectBusiness software which will allow connectivity to the M&I Data Services file server. Customers access the system by connecting via a toll-free number provided by the Financial Institution. After completing an authorization process, customers can perform banking and bill payment functions by interfacing with the M&I server.

CUSTOMER SYSTEM REQUIREMENTS (MINIMUMS):

o Microprocessor:          PC with a 386 or higher; 486 or higher recommended
o Operating System:        Microsoft Windows 3.1 or later; Microsoft Windows 95
                           recommended
o Hard Disk Space:         12 MB
o Floppy Disk Drive:       3.5" high density

o RAM (memory):            8 MB; 16MB recommended
o Monitor:                 VGA or higher resolution
o Modem:                   9600 BPS; 1400 BPS recommended

DIRECTPC BANKING FUNCTIONALITY:

o Receive balance inquiry and detailed account information on deposit and loan accounts

o Transfer funds between customer's authorized accounts

o Access transaction history (from last statement cutoff)

o Place stop payments (within parameters agreed to between M&I Data Services and Bank)

o Communicate with financial institution via e-mail

o Create export files to Microsoft Money or Intuit's Quicken

o View and maintain an online check register

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

DIRECTPC BILL PAYMENT FUNCTIONALITY:


o Establish and maintain a complete payee list (open payee list)

o Schedule current, future and recurring payments for any payee

o A telephone bill payment feature that allows customers to pay bills via touch-tone telephone when away from their PCs


DIRECTBUSINESS FUNCTIONALITY:


All of the above functionality plus:


o Stop payment set up by a range of checks (within parameters agreed to between M&I Data Services and Bank)

o Management of multi-user security and user access by specific functionality

                                    EXHIBIT B
                    M&I DATA SERVICES' HOME BANKING SOLUTION
                             DIRECTPC/DIRECTBUSINESS
                                 PRICE SCHEDULE
IMPLEMENTATION FEES

o $20,000 Implementation Fee
o $ 10.00 New Customer Set Up Fee

MONTHLY FEES

o $ 5.00 Customer Fee - includes 24x7 customer service
o $  .35 Per bill payment

MONTHLY MINIMUM FEE

o $ 1,500

MISCELLANEOUS FEES

o $ 15.00 Return Item Fee - per occurrence (bill payment)

o $ 15.00 Stop Payment Fee - per stop payment request (bill payment)

o $ 6.25 Per transmission - batch files

o $ 2.00 Per User Kit - User kit fulfillment (optional)

o $ .08 Per minute - based on current carrier's published fee schedule

NOTES:

o Telecommunications fees are the responsibility of the Financial Institution

o Prices are subject to change on an annual basis per the terms stated in the Services Agreement

o Customization and branding of diskettes is included in the above pricing

o Customer logo bit map must meet the following standards:
o File Extension:              *.bmp
o File Size:           Not to exceed 48.OKB
o Bit Map Dimensions:          Not to exceed 6" x 7"
o Colors:                      Any
o Format                       PC (Mac version not supported)

         If the above requirements are not met and M&I Data Services needs to make adjustments to the bit map, the time involved will be billed to the financial institution at $140.00 per hour.

                                    EXHIBIT C
                             AUTOMATED BILL PAYMENT
                            USER TERMS AND CONDITIONS

        [Financial Institution] hereby publishes the following terms and conditions for User's use of bill payment services via telephone, personal computer or any other device as may be offered by [Financial Institution]. [Financial Institution] reserves the right to modify these terms and conditions at any time, effective upon publication. User's use of bill payment services constitutes agreement to these terms and conditions and any modifications thereof.

      1. User agrees to accurately follow product use instructions contained within the User Guide provided.

      2. User agrees to schedule bill payments (payment transaction date) at least five business days before the due date, not including any grace period.

      3. User agrees to provide correct payee name, address, account information and payment amount.

      4. User agrees to maintain sufficient funds in funding account on the transaction payment date requested.

      5. User agrees to notify [Financial Institution] or its authorized agent no later than 60 days after User receives the FIRST statement on which User believes a problem or error occurred.

      6. User acknowledges that [Financial Institution] or its authorized agent may require up to 45 days to investigate a complaint or question. [Financial Institution] or its authorized agent will use all reasonable efforts to resolve an issue within 3 business days. If an issue is reported orally, User may be required to send the complaint or question in writing within 10 business days. Results of the investigation will be communicated within 10 business days. If [Financial Institution] or its authorized agent needs more time, they will recredit the user's account within 10 business days for the amount the User believes is in error. If we ask the User to put the complaint or question in writing and we do not receive it within 10 business days, we may not recredit the account. If we determine there was no error, we will send a written explanation within three business days after the investigation is finished.

      7. This service may not be used to transmit alimony, child support or other court-directed payments or tax payments.

                           PERSONAL COMPUTER PRODUCTS

                            USER TERMS AND CONDITIONS

        [Financial Institution] hereby publishes the following terms and conditions for User's use of the PC (personal computer). [Financial Institution] reserves the right to modify these terms and conditions at any time, effective upon publication. User's use of the PC services constitutes agreement to these terms and conditions and any modifications thereof.

      1. User agrees that the following uses of the PC services are strictly prohibited. User agrees to indemnify, hold harmless, and defend [Financial Institution] from and against any and all claims, actions, suits, judgments and expenses (including court costs and reasonable fees of attorneys, accountants and expert witnesses) at User's sole expense, arising from User's failure to abide by these restrictions on use of the PC services.

        A. Unauthorized communication of any charge or credit-card information belonging to any other person or entity;

        B. Unauthorized communication of any information concerning any password or other on-line access number, code, or identification or any other proprietary information belonging to any other person or entity;

        C. Use of the PC services to copy or to distribute or transmit copies of copyrighted materials belonging to any other person or entity is permitted only to the extent that the owner has provided express permission to the User permitting such activity. Copying or distribution or transmitting copyrighted materials other than with permission as specified above is expressly prohibited.

        D. Communicating any obscene or defamatory information including but not limited to on bulletin boards or in conjunction with e-mail; or

        E. Use of the PC services in violation of any telecommunication, postal, or other local laws or regulations of the User's country of origin or of the United States or in furtherance or in the commission of any crime or other unlawful or improper purpose.

      2. A. [FINANCIAL INSTITUTION] AND ITS SUPPLIERS MAKE NO WARRANTIES OR REPRESENTATIONS OF ANY KIND WITH RESPECT TO THE PC SERVICES, WHETHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO MERCHANTABILITY OR FITNESS FOR PARTICULAR PURPOSE AND NEITHER [FINANCIAL INSTITUTION] NOR ITS SUPPLIERS NOR ANYONE ELSE WHO HAS BEEN INVOLVED IN THE CREATION, PRODUCTION OR DELIVERY OF THE PC SERVICES ASSUME ANY RESPONSIBILITIES WITH RESPECT TO USER'S USE THEREOF. NO ORAL OR WRITTEN INFORMATION OR ADVICE GIVEN BY

[FINANCIAL INSTITUTION] OR ITS SUPPLIERS OR ANY OF THEIR EMPLOYEES SHALL CREATE A WARRANTY OR IN ANY WAY INCREASE THE SCOPE OF THIS WARRANTY, AND USER MAY NOT RELY ON ANY SUCH INFORMATION OR ADVICE.

             B. Any cause of action concerning the PC services under this Agreement must be commenced within one year after such cause of action has accrued.

        3. User further agrees:

             A. Transmission of confidential business and sensitive personal information is at Customer's sole risk;

             B. [Financial Institution] reserves the right to monitor and review transmissions on-line and in storage, and to remove or reject any material which [Financial Institution], at its sole discretion, believes may be unlawful or objectionable, without prior notice to User.

                                    EXHIBIT D
                                 SERVICE LEVELS

        1.   Debit to Customer Account

        Current Payment: Debit customer account (payer) within 2 business days after the customer submits the request for payment (as predicated by the current ACH process).

             Future and Recurring Payments: Debit customer account within 2 business days after the payment date entered (customer must set up the future and recurring payment as at least 5 days prior to the actual due date).

        2. Credit to vendor (payee) sent the next business day after the customer submits request for payment (as stated above for current, future and recurring). Average length of time from customer payment request and posting of credit by payee is as follows:

               Check:        5 business days (subject to U.S. Postal Service)

               Electronic:   1 business day

      3. User Kits to touch-tone bill payment and PC banking and bill payment customer sent no later than 5 business days after Travelers Express/M&I receive user authorization information. Server will be updated with user information by the day the User Kit is mailed.

        4. File server will be available to customers with not less than 98% up time.

        5. 95% of all bill payment customer service calls will be answered within one minute.

        6. Customer service calls will be returned within one business day. Travelers Express will use all reasonable efforts to resolve an issue within 3 business days. If any issue is reported orally, Travelers Express may require that the customer sends the complaint or question in writing within 10 business days. Results of investigation will be communicated within 10 business days after Travelers Express hears from the customer and they will correct errors promptly. If they need more time, they may take up to 45 days to investigate the complaint or question. If they need to do this, they will recredit the customer's account within 10 business days for the amount the customer believes is in error. If they ask the customer to put the complaint or question in writing and they do not receive it within 10 business days, they may not recredit the account. If they determine there was no error, they will send a written explanation within three business days after the investigation is finished.

        7. Travelers Express must hear from the customer no later than 60 days after they receive the FIRST statement on which the problem or error is reported.

        8. Technical support help-line hours:

                      24 hours      7 days/ week

        9. Technical support service levels:

             o Average call queue time of less than 60 seconds
             o Average call abandonment rate of less than 5%
             o Average first call resolution rate of 75%
             o Average initial call resolution rate 12 minutes
             o One hour response time to voice messages (messages left after hours will be returned the next day)

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

                                    EXHIBIT E
CREDIT RISK
A. Consumer DDA Accounts: Between the parties. M&I's third-party provider (as of the date of this Amendment, Travelers Express) bears the credit risk associated with potential NSF/return items for all nonbusiness customers of Customer (the "Consumer") DDA accounts to be managed in accordance with written procedures provided to M&I as modified from time to time.

B. Business DDA Accounts: Between the parties, Travelers Express bears the credit risk associated with potential NSF/return items for business DDA accounts only when all of the following conditions are met:

     1. Total exposure is limited to a maximum loss of $1,000 per business account that has been open with the financial institution for less than one year and $5,000 per business account that has been open with the financial institution for one year or longer. (The parties may revise this cap from time to time by mutual agreement.)

C.   Payment Cap:

Each payment is capped the same as for Consumer bill payments. The cap for both Consumer and Business DDA accounts as of the effective date of this Amendment is $9,999.00. Travelers Express may change the cap from time to time with the prior consent of M&I.

D. Risk Reduction Measures: Travelers Express may, at its option, implement features to reduce credit risks. These may include, but are not limited to, preauthorized drafts for business customers, verifying funds through an ATM network, and separating debits from credits so that payments are not sent until after good funds are received.

LATE FEES

Travelers Express will reimburse any payee-imposed late fees up to $50.00 incurred by any Consumer which a payee will not waive or reverse, provided the payment resulting in such a late fee was scheduled and was initiated by the Consumer in accordance with approved payment timelines as shown in the product literature and support materials. Further, Travelers Express will attempt on behalf of Consumers to have late fees reversed or waived, even when payments have been inappropriately initiated.

                                       11